                                  EXHIBIT 10.38

Casualty Excess of Loss Reinsurance Agreement effective January 1, 1997, together with Property Per Risk Excess of Loss Reinsurance Agreement effective January 1, 1997 and Property Facultative Excess of Loss Automatic Reinsurance Agreement effective January 1, 1997.

                                                                SWISS RE AMERICA








                             CASUALTY EXCESS OF LOSS
                              REINSURANCE AGREEMENT
                               NO. TC407A,B,C-R97

                            EFFECTIVE JANUARY 1, 1997

                                     between

                 PHILADELPHIA CONSOLIDATED HOLDING CORPORATION'S
                           following member companies:
                    PHILADELPHIA INDEMNITY INSURANCE COMPANY
                         PHILADELPHIA INSURANCE COMPANY
                        both of Bala Cynwyd, Pennsylvania

                                       and

                      SWISS REINSURANCE AMERICA CORPORATION
                               New York, New York

                                                                SWISS RE AMERICA



        CASUALTY EXCESS OF LOSS REINSURANCE AGREEMENT NO.  TC407A,B,C-R97


                       ARTICLE                            CONTENTS                                                         PAGE
                       -------                            --------                                                         ----
                                                          PREAMBLE                                                            1
                       I                                  BUSINESS COVERED                                                    1
                       II                                 EFFECTIVE DATE AND TERMINATION                                      2
                       III                                TERRITORY                                                           3
                       IV                                 LIMIT AND RETENTION                                                 3
                       V                                  ULTIMATE NET LOSS                                                   4
                       VI                                 LOSS IN EXCESS OF POLICY LIMITS                                     5
                       VII                                EXTRA CONTRACTUAL OBLIGATIONS                                       5
                       VIIII                              EXCLUSIONS                                                          6
                       IX                                 LOSS OCCURRENCE                                                    10
                       X                                  REINSURANCE PREMIUM                                                11
                       xi                                 CONTINGENT COMMISSION                                              13
                       XII                                REPORTS AND REMITTANCES                                            15
                       XIII                               CLAIMS                                                             15
                       XIV                                SALVAGE AND SUBROGATION                                            16
                       XV                                 ACCESS TO RECORDS                                                  16
                       XVI                                TAXES                                                              17
                       XVII                               CURRENCY                                                           17
                       XVI-I I                            OFFSET                                                             17
                       XIX                                ERRORS OR OMISSIONS                                                17
                       XX                                 DISPUTE RESOLUTION                                                 18
                       XXI                                INSOLVENCY                                                         20
                       XXII                               SPECIAL TERMINATION                                                20
                       XXIII                              AMENDMENTS                                                         21
                                                          SIGNATURES                                                         22

ATTACHMENTS:               INSOLVENCY FUNDS EXCLUSION CLAUSE
                           NUCLEAR INCIDENT EXCLUSION CLAUSE - LIABILITY -
                              REINSURANCE -   U.S.A.
                           NUCLEAR INCIDENT EXCLUSION CLAUSE - LIABILITY -
                              REINSURANCE - CANADA
                           NUCLEAR INCIDENT EXCLUSION CLAUSE -
                              REINSURANCE - NO. 4

                                                                SWISS RE AMERICA


                             CASUALTY EXCESS OF LOSS
                              REINSURANCE AGREEMENT
                               NO. TC407A,B,C-R97
                  (hereinafter referred to as the "Agreement")
                                     between
                 PHILADELPHIA CONSOLIDATED HOLDING CORPORATION'S
                           following member companies:
                    PHILADELPHIA INDEMNITY INSURANCE COMPANY
                         PHILADELPHIA INSURANCE COMPANY
                        both of Bala Cynwyd, Pennsylvania
                   (hereinafter referred to as the "Company")

                                       and

                      SWISS REINSURANCE AMERICA CORPORATION

                               New York, New York
                  (hereinafter referred to as the "Reinsurer")
ARTICLE I - BUSINESS COVERED
A. The Reinsurer shall indemnify the Company on an excess of loss basis in respect of the Company's Ultimate Net Loss paid or to be paid by the Company as a result of losses occurring during the term of this Agreement, for Policies in force as of January 1, 1997, and new and renewal Policies becoming effective on or after said date, subject to the terms and conditions contained herein.

B. This Agreement is solely between the Company and the Reinsurer, and nothing contained in this Agreement shall create any obligations or establish any rights against the Reinsurer in favor of any person or entity not a party hereto.

C. The performance of obligations by both parties under this Agreement shall be in accordance with a fiduciary standard of good faith and fair dealing.

D. The term "Policies" shall mean each of the Company's binders, policies and contracts of insurance or reinsurance on the business covered hereunder.

E. Under this Agreement, the indemnity for reinsured loss applies only to the following Classes of Insurance, except as excluded under Article VIII
      - Exclusions of this Agreement.








                                        1. No. TC407A,B,C-R97

                                                                SWISS RE AMERICA


        CLASSES OF INSURANCE

        1.   Automobile Liability:

        Bodily Injury Liability, Property Damage Liability, Medical Payments, Uninsured Motorists, Underinsured Motorists and No-Fault Coverage.

        2.   Liability Other Than Automobile:

        Bodily Injury Liability, Property Damage Liability, Kidnap and Ransom Liability, Fiduciary Liability, Personal and Advertising Injury Liability, and Medical Payments Coverage when written as part of a Commercial or Personal Package Policy or on a monoline basis. However, Kidnap and Ransom Liability shall only apply to this Agreement when written as part of a Commercial Package Policy or a Commercial General Liability Coverage Form.

        3.   Professional Liability:

        Directors and Officers Liability, Employment Related Practices Liability, Errors and Omissions Liability and Professional Liability.


ARTICLE II - EFFECTIVE DATE AND TERMINATION

A. This Agreement shall become effective with respect to losses occurring on and after 12:01 a.m., Eastern Standard Time, January 1 1997, and shall remain in full force until terminated. This Agreement may be terminated at the close of any calendar year by either party giving to the other 90 days prior written notice by certified mail of its intention to do so.

B. In the event of termination of this Agreement, the Company shall have the option of continuing or terminating the liability in force at the date of termination as set forth below. The Company may exercise such option provided written notice of the Company's election is given by certified mail to the Reinsurer prior to the date of termination.

      1. All Policies covered hereunder and in force at the date of termination of this Agreement shall continue until their natural expiry, cancellation or next anniversary of such business, whichever first occurs; but in no case shall this reinsurance be extended for longer than one year, plus odd time, after the termination date.

      2. All reinsurance hereunder shall be automatically cancelled as of the date of termination and the Reinsurer shall be released of all liability as respects losses occurring subsequent to the date of termination.



                                       2. No. TC407A,B,C-R97

                                                                SWISS RE AMERICA


C. If the Company chooses to exercise the option of continuing the liability, the Company and the Reinsurer shall renegotiate the terms and conditions relating to such option.


ARTICLE III - TERRITORY

This Agreement applies to Policies issued by the Company within the United States of America, its territories and possessions, and Canada and shall apply to losses covered hereunder wherever occurring.


ARTICLE IV - LIMIT AND RETENTION

A. The limits and retentions provided under this Agreement are set forth in the following Parts I, II and III:

      Part I - First Excess of Loss (Accounting Code No. TC407A-R97)

      The Company shall retain the first $500,000 of Ultimate Net Loss as respects any one Loss Occurrence. The Reinsurer shall then be liable for the amount by which the Company's Ultimate Net Loss exceeds the Company's retention of $500,000, but the liability of the Reinsurer shall never exceed $500,000 with respect to any one Loss Occurrence, except as set forth below.

      In the event of a loss involving a combination of the Casualty business subject to this Agreement and Property business subject to the Company's Property Per Risk Excess of Loss Reinsurance Agreement No. TP1308A-R97, further reinsurance is provided when the Company's combined retention under these two referenced Agreements, resulting from one occurrence, exceeds $500,000. In regard to such a combination loss, the Company will retain the first $500,000 of its combined retention each occurrence and the Reinsurer will reimburse the Company for the amount in excess of $500,000 subject to a maximum reimbursement under this provision of $2,000,000 for each occurrence. Such additional reinsurance will be pro-rated between this Agreement and the Company's Property Per Risk Excess of Loss Reinsurance Agreement No. TP1308A-R97 in the amount that the Ultimate Net Loss under each Agreement bears to the combined Ultimate net Loss, subject to a maximum combined recovery of $2,000,000.

      Part II - Second Excess of Loss (Accounting Code No. TC407B-R97) Clash
                Layer

      The Company shall retain the first $1,000,000 of Ultimate Net Loss as respects any one Loss Occurrence. The Reinsurer shall then be liable for the amount by which the Company's Ultimate Net Loss exceeds the Company's retention of $1,000,000, but the liability of the Reinsurer shall never exceed $1,000,000 with respect to any one Loss Occurrence.



                                       3. No. TC407A,B,C-R97

                                                                SWISS RE AMERICA


      Part III - Third Excess of Loss (Accounting Code No. TC407C-R97) Clash
      Layer

      The Company shall retain the first $2,000,000 of Ultimate Net Loss as respects any one Loss Occurrence. The Reinsurer shall then be liable for the amount by which the Company's Ultimate Net Loss exceeds the Company's retention of $2,000,000, but the liability of the Reinsurer shall never exceed $4,000,000 with respect to any one Loss Occurrence.

B. The Company's retention and the Reinsurer's limit of liability for each Loss Occurrence, set forth in Parts I, II and III above, shall apply irrespective of the number of Policies affected or number of hazards in one Policy and regardless of the number of Classes of Insurance involved.

C. Reinsurance of the Company's retention, set forth above, shall not be deducted in arriving at the Company's Ultimate Net Loss herein.

D. The Company warrants that each Policy subject to this Agreement shall be deemed to have inuring reinsurance coverage for limits greater than $1,000,000 per occurrence.


ARTICLE V - ULTIMATE NET LOSS

A. The term "Ultimate Net Loss" shall mean the actual sum paid or to be paid by the Company in settlement of losses or liability including interest accrued prior to judgment after making deductions for all recoveries, including subrogation, salvages, and claims upon other reinsurances, whether collectible or not, which inure to the benefit of the Reinsurer under this Agreement, and shall include Allocated Loss Adjustment Expenses incurred by the Company.

B. The term "Ultimate Net Loss" shall include 100% of Extra Contractual Obligations, as defined herein, but only as respects business covered under this Agreement.

C. The term "Ultimate Net Loss shall also include Ex-gratia Payments as defined in Paragraph D. below, subject to the terms and conditions of this Agreement.

D. The term "Ex-gratia Payments" shall mean payments made as an accommodation by the Company in settlement of a claim for which no coverage exists under the Policy reinsured hereunder, subject to the prior approval of the Reinsurer.

E. The term "Allocated Loss Adjustment Expenses" shall mean all allocated expenses incurred by the Company in connection with the investigation, settlement, defense or litigation including court costs and post-judgment interest of any claim or loss covered by the Policies reinsured under this Agreement, and shall include



                                       4. No. TC407A, B,C-R97

                                                                SWISS RE AMERICA


      Declaratory Judgment Expenses. However, the term "Allocated Losses Adjustment Expenses" shall not include the salaries of Company employees, office expenses or any other unallocated expenses.

F. The term "Declaratory Judgment Expenses" shall mean all legal expenses, incurred in the representation of the Company in litigation brought to determine the Company's defense and/or indemnification obligations, that are allocable to any specific claim or loss covered by Policies reinsured under this Agreement. In addition, the Company shall promptly notify the Reinsurer of any Declaratory Judgment Expenses subject to this Agreement.

G. All recoveries, salvages or payments recovered or received subsequent to a loss settlement under this Agreement shall be applied as if recovered or received prior to the aforesaid settlement and all adjustments to the loss settlement shall be made by the parties hereto.

H. Nothing in this Article shall be construed to mean that losses are not recoverable hereunder until the Ultimate Net Loss of the Company has been ascertained.


ARTICLE VI - LOSS IN EXCESS OF POLICY LIMITS

A. In the event the Company is liable to a policyholder as the result of a settlement or judgment rendered against the policyholder which is in excess of the Policy limit, 100% of that portion of the award made to the third party claimant which is in excess of the Company's Policy limit shall be added to the amount of the Company's Policy limit and the sum thereof shall be considered one loss, subject to the provision in Paragraph B. below and all other provisions set forth in this Agreement.

B. With respect to coverage provided under this Article, recoveries from any insurance or reinsurance other than this Agreement, shall inure to the benefit of the Reinsurer and shall be deducted to arrive at the amount of the Company's Ultimate Net Loss.


ARTICLE VII - EXTRA CONTRACTUAL OBLIGATIONS

A. "Extra Contractual Obligations" are defined as those liabilities not covered under any other provision of this Agreement and which arise from the handling of any claim on business covered hereunder, such liabilities arising because of, but not limited to, the following: failure by the Company to settle within the Policy limit, or by reason of alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or reinsured or in the preparation or prosecution of an appeal consequent upon such action.



                                       5. No. TC407A,B,C-R97

                                                                SWISS RE AMERICA


         B. The date on which an Extra Contractual Obligation is incurred by the Company shall be deemed, in all circumstances, to be the date of the original accident, casualty, disaster or loss occurrence.

         C. However, coverage hereunder as respects Extra Contractual Obligations shall not apply where the loss has been incurred due to the fraud of a member of the Board of Directors or a corporate officer of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

         D. Extra Contractual Obligations shall not include loss arising out of engineering or other services or any other non-claims related activity provided to the insured by the Company.

         E. Recoveries, collectibles or retention from any other form of insurance or reinsurance including deductibles or self-insured retention which protect the Company against Extra Contractual Obligations shall inure to the benefit of the Reinsurer and shall be deducted from the total amount of Extra Contractual Obligations for purposes of determining the loss hereunder.


         ARTICLE VIII - EXCLUSIONS

         THIS AGREEMENT DOES NOT COVER:

         A. THE FOLLOWING GENERAL CATEGORIES

            1. Ex-gratia payments greater than $500,000, except with Reinsurer's prior consent.

            2. Risks subject to a deductible or a self-insured retention excess of $250,000.

            3. Loss or damage caused directly or indirectly by: (a) enemy attack by armed forces including action taken by military, naval or air forces in resisting an actual or an immediately impending enemy attack; (b) invasion; (c) insurrection; (d) rebellion; (e) revolution; (f) intervention; (g) civil war; and (h) usurped power.

            4. Reinsurance assumed by the Company except reinsurance assumed from an affiliated company.

            5. Business derived from any Pool, Association, including Joint Underwriting Association, Syndicate, Exchange, Plan, Fund or other facility directly as a member, subscriber or participant, or indirectly by way of reinsurance or assessments; provided this exclusion shall not apply to Automobile assigned risks which may be currently or subsequently covered hereunder.



                                       6. No. TC407A,B,C-R97

                                                                SWISS RE AMERICA


            6. Pollution to the extent excluded in the Company's original Policies. It is warranted that the Reinsurer's prior approval is required for all changes to the Company's Policy pollution wording.

            7. Insolvency Funds as per the attached Insolvency Funds Exclusion Clause.

            8. Nuclear Incident Exclusion Clauses which are attached and made part of this Agreement:

                  a. Nuclear Incident Exclusion Clause - Liability - Reinsurance - U.S.A.

                  b. Nuclear Incident Exclusion Clause - Liability - Reinsurance - Canada.

                  c.   Nuclear Incident Exclusion Clause - Reinsurance - No. 4.

B.      THE FOLLOWING INSURANCE COVERAGES

        1    Fidelity and Surety.

        2.   Credit and Financial Guarantee.

        3. Securities and Exchange Liability except for liability provided for in the Company's Directors and Officers Program.

        4.   Retroactive coverage except as respects claims made policies.

        5.   Personal and Commercial Excess or Umbrella Liability.

        6. Medical Malpractice for Doctors, Physicians, Surgeons, Hospitals and Clinics.

        7. Advertisers,' Broadcasters' and Telecasters' Liability as respects Personal Injury Liability except as provided under Commercial Package Policies, Commercial General Liability Coverage Forms or when written for the Miscellaneous Consultants Errors and Omissions Program.

        8. Kidnap, Extortion and Ransom Liability when written as such except when written for the Executive Safeguard Program.

        9.   Boiler and Machinery Insurance.

        10.  Protection and Indemnity (Ocean Marine).

        11.  Workers Compensation.

C.      THE FOLLOWING RISKS AS RESPECTS AUTOMOBILE LIABILITY

        1. Vehicles used in or while in practice or preparation for, a prearranged racing, speed, exhibition or demolition contest.




                                       7. No. TC407A,B,C-R97

                                                                SWISS RE AMERICA


          2. All vehicles classified as "Public Automobiles" except church buses, social service agency automobiles, van pools and vehicles used for the transportation of employees.

          3.        Fire, police, emergency or municipal vehicles.

          4.        Motorcycles.

          5.        Logging trucks.

          6. Vehicles regularly used to haul property of others and operating beyond a 200 mile radius except when written for the Lessor's Contingent Liability and Excess Coverage Program.

          7.        Newspaper delivery trucks.

          8. Vehicles engaged in the transportation or distribution of fireworks, fuses, explosives, ammunitions, natural or artificial fuel gas, or liquefied petroleum gases or gasoline except when written for the Lessor's Contingent Liability and Excess Coverage Program.

D.        THE FOLLOWING AS RESPECTS LIABILITY OTHER THAN AUTOMOBILE

          1. The manufacturing, mining, refining, processing, distribution, installation, removal or encapsulment of asbestos.

          2.        Risks involving known exposure to the following substances:

                    a. dioxin.

                    b. polychlorinated biphenols.

                    c. asbestos.

          3.        Liability as respects Products and Completed Operations:

                    a. The manufacture, labeling or re-labeling, importation or resale distribution of:

                              (i) Drugs or pharmaceuticals.

                              (ii) Cosmetics.

                              (iii) Herbicides, insecticides or pesticides.

                              (iv) Petrochemical or electrical equipment used for heating, lighting or cooking.

                              (v) Industrial or toxic chemicals.

                              (vi) Valves, gaskets or seals of a hydraulic, petrochemical or high pressure nature.

                              (vii) Medical supplies.

                              (viii) Heavy machinery and equipment.

                              (ix) Power tools.

                              (x) Medical equipment used for diagnostic or life sustaining purposes.

                    b. The manufacture or importing of motorized or self-propelled vehicles and equipment.

                    c. The manufacturing, importing, packing, canning, bottling or processing of foodstuffs.



                                       8. No. TC407A,B,C-R97

                                                                SWISS RE AMERICA


                    d. The blending, mixing, processing or importing of animal feed.

                    e. The manufacture, sale, distribution, handling, servicing or maintenance of aircraft, aerospacecraft, missiles, satellites or any component or components thereof.

          4. Ownership, operation or use of vessels exceeding 50 feet in length.

          5.        All railway operations except sidetrack agreements.

          6.        Amusement parks, carnivals or circuses.

          7.        Public assembly exposure in excess of 5,000.

          8.        Gas, electric and water utility companies.

          9.        Subaqueous operations.

          10.       Mining.

          11.       Blasting operations.

          12. Demolition of buildings or structures in excess of two stories.

          13.       Shoring, underpinning or moving of buildings or structures.

          14. Manufacture, sale, rental, lease, erection or repair of scaffolds.

          15.       Construction of bridges, tunnels or dams.

          16.       a.        Manufacturers or importers of fireworks, fuses, or
                              any substance, as defined and noted below, intended for use as an explosive.

                    b. Loading of fireworks, fuses, or any explosive substance defined below into containers for use as explosive objects, propellant charges or detonation devices and the storage thereof.

                    c. Manufacturers or importers of any product in which fireworks, fuses, or any explosive substance defined below is an ingredient.

                    d. Handling, storage, transportation or use of fireworks, fuses, or any explosive substance defined below.

                    NOTE: An explosive substance is defined as any substance manufactured for the express purpose of exploding as differentiated from commodities used industrially and which are only incidentally explosive.






                                       9. No. TC407A,B,C-R97

                                                                SWISS RE AMERICA


          17. Manufacture, production, refining, storage, wholesale distribution or transportation of natural or artificial fuel gas, butane, propane or liquefied petroleum gases or gasoline.

          18.       Onshore and offshore gas and oil drilling operations.

          19. Ownership, maintenance or use of any airport or aircraft, including fueling, or any device or machine intended for and/or aiding in the achievement of atmospheric flight, projection or orbit.

          20.       Municipalities.

E. Those exclusions, set forth under Items 6. and 17. of Section D. shall not apply if the exposure is incidental to the regular operations of the insured covered hereunder.

F. In the event the Company is inadvertently bound on any risk which is excluded under this Agreement and identified below, the reinsurance provided under this Agreement shall apply to such risk until discovery by the Company within its Home Office of the existence of such risk and for 60 days thereafter, and shall then cease unless within the 60 day period, the Company has received from the Reinsurer written notice of its approval of such risk:

          1.        As respects Automobile Liability:

                    Items 2. through 8. of Section C. of this Article.

          2.        As respects Liability Other Than Automobile:

                    Items 3. through 20. of Section D. of this Article.

ARTICLE IX - LOSS OCCURRENCE

The term "Loss Occurrence" shall mean any accident or occurrence or series of accidents or occurrences arising out of any one event and happening within the term and scope of this Agreement. Without limiting the generality of the foregoing, the term "Loss Occurrence" shall be held to include:

A. As respects Products Bodily Injury and Products Property Damage Liability, injuries to all persons and all damage to property of others occurring during a Policy Period and proceeding from or traceable to the same causative agency shall be deemed to arise out of one Loss Occurrence, and the date of such Loss Occurrence shall be deemed to be the commencing date of the Policy Period. For the purpose of this provision, each annual period of a Policy which continues in force for more than one year shall be deemed to be a separate Policy Period.





                                       10. No. TC407A,B,C-R97

                                                                SWISS RE AMERICA


B. As respects Bodily Injury Liability (other than Automobile and Products), said term shall also be understood to mean, as regards each original assured, injuries to one or more than one person resulting from infection, contagion, poisoning, or contamination proceeding from or traceable to the same causative agency.

C. As respects Property Damage Liability (other than Automobile and Products), said term shall also, subject to Provisions 1. and 2. below, be understood to mean loss or losses caused by a series of operations, events, or occurrences arising out of operations at one specific site and which cannot be attributed to any single one of such operations, events or occurrences, but rather to the cumulative effect of the same. In assessing each and every Loss Occurrence within the foregoing definition, it is understood and agreed that:

          1. the series of operations, events or occurrences shall not extend over a period longer than 12 consecutive months; and

          2. the Company may elect the date on which the period of not exceeding 12 consecutive months shall be deemed to have commenced.

          In the event that the series of operations, events or occurrences extend over a period longer than 12 consecutive months, then each consecutive period of 12 months, the first of which commences on the date elected under 2. above, shall form the basis of claim under this Agreement.

D. As respects those Policies of the Company which provide aggregate limits of liability, the total of all individual losses occurring during any one Policy year which proceed from or are traceable to the same causative agency.


ARTICLE X - REINSURANCE PREMIUM

A. The Company shall pay to the Reinsurer a premium for the reinsurance provided under the First Excess of Loss Layer at a rate set forth below. Such rates shall be applied to the Company's Subject Earned Premium for the quarterly period being reported.

                                                            Net Rate
                                                            --------

      First Excess (Accounting Code No. TC407A-R97)
             Commercial Package Business                      3.50%
             Specialty Business                              10.00%




                                       11. No. TC407A,B,C-R97

                                                                SWISS RE AMERICA

                                                                                         Net Rate
                                                                                         --------

          Rental Supplemental Liability Business:

          (i)       Private Passenger and light trucks -                             $0.33 per vehicle,
                    Gross rate of $6.63 per vehicle, per day, subject to                   per day
                    a fixed commission allowance of 95.02%

          (ii)      Medium trucks and heavy trucks -                                 $1.10 per vehicle,
                    Gross rate of $9.20 per vehicle, per day, subject to a                 per day
                    fixed commission allowance of 88.04%

B. A deposit premium for the Second and Third Excess Layers set forth below shall be payable in advance by the Company to the Reinsurer in four equal installments each due January 1, April 1, July 1 and October 1. Within 60 days after the end of the calendar year the Company shall render a statement to the Reinsurer showing the actual reinsurance premiums due hereunder. If such premium calculations differ from the deposit previously paid, the debtor party shall pay the outstanding balance within 30 days upon receipt of said statement. However, in no event shall the annual adjusted premium be less than the minimum premium for each layer, set forth below.


                                                  Annual         Annual         Quarterly
                                                    Rate         Minimum        Deposit             Deposit
                                                    ----         -------        -------             -------
          Second Excess                           0.096%         $110,000       $110,000            $27,500
          (Accounting Code
            No. TC407B-R97)

          Third Excess                            0.121%         $140,000       $140,000            $35,000
          (Accounting Code
            No. TC407C-R97)

C. In the event this Agreement is terminated prior to the end of the calendar year, it is understood that the annual minimum premium stated above shall be pro rated accordingly and such annual minimum premium shall be calculated based on the fraction of expired time subject to the calculations set forth in Paragraph A. for said period.

D. The term "Subject Earned Premium" as used herein is equal to the sum of the Net Premiums Written on the business covered hereunder during the period under consideration, plus the unearned premium reserve as respects premiums in force at the beginning of such period, less the unearned premium reserve as respects premiums in force at the end of the period, said unearned premium is to be calculated on a monthly pro rata basis.







                                       12. No. TC407A,B,C-R97

                                                                SWISS RE AMERICA

E. The term "Net Premiums Written" shall mean gross premiums written less returns, allowances and reinsurances which inure to the benefit of the Reinsurer.


ARTICLE XI - CONTINGENT COMMISSION

Applicable solely to Part I - First Excess of Loss (Code No. TC407A-R97)

A. The Reinsurer shall allow the Company a contingent commission of 50.00% of the net profit, if any, accruing to the Reinsurer hereunder, such profit to be computed on the following formula:

         CONTINGENT COMMISSION COMPUTATION FOR THE PERIOD

                                     INCOME

          1.        Premiums received by the Reinsurer as determined under
                    Article X - Reinsurance Premium of this Agreement, during the Accounting Period.

                                      OUTGO

          2.        Losses incurred by the Reinsurer during the Accounting
                    Period.

          3. Allowance for Reinsurer's management expenses during the Accounting Period of 15% of the Premiums received by the Reinsurer, as determined under Article X - Reinsurance Premium of this Agreement, during the Accounting Period.

          4. Deficit, or underwriting loss, if any, brought forward from the preceding period.

                    The amount by which INCOME exceeds OUTGO is profit.

                    The amount by which OUTGO exceeds INCOME is deficit.

B. The term "Accounting Period" means the actual time covered by each adjustment of commission.

C. The term "losses incurred" means losses and loss adjustment expenses paid less salvages recovered during each Accounting Period, or part thereof, as respects losses which occurred during the Accounting Period, plus the reserve for losses outstanding at the end of the current period for which computation is being made. The reserve for losses outstanding at the end of each Accounting Period shall include a reserve for incurred but not reported losses.








                                       13. No. TC407A,B,C-R97

                                                                SWISS RE AMERICA


D. The phrase "reserve for incurred but not reported losses" as respects provisional calculations in each Accounting Period under this Agreement shall mean the total sum produced by multiplying the Premiums received by the Reinsurer, as determined under Article X - Reinsurance Premium of this Agreement, in each Accounting Period for which calculation is being made by the applicable percentages set forth in the table below:

                Provisional Calculations           Percentages Applicable
                Each Accounting Period             for Each Accounting Period

                         lst                                  60%
                         2nd                                  40%
                         3rd                                  30%
                         4th                                  20%
                         5th                                  10%
                         6th and subsequent                   0%

E. If for any Accounting Period, the total of Premiums received by the Reinsurer as shown under "INCOME" of the plan exceeds the total of the items shown under "OUTGO" of the plan, the Reinsurer shall pay to the Company 50.00% of the difference. If, for any Accounting Period, the total of the items shown under "OUTGO" of the plan exceeds the total of Premiums received by the Reinsurer as shown under "INCOME" of the plan, the difference shall be carried forward to the next Accounting Period's calculation of profit or loss as a deficit.

F. The first calculation of profit or loss shall cover the Accounting Period beginning January 1997 and ending December 31, 1997. Each subsequent calculation shall cover an Accounting Period of one year, January 1 through December 31.

G. Provisional computations of profit or loss shall be made by the Reinsurer within six months after the close of each Accounting Period. Subsequent calculations of profit or loss for each Accounting Period shall be made by the Reinsurer annually until all losses occurring during each Accounting Period have been finally settled.

H. The Reinsurer, upon verification by the Company, shall promptly pay to the Company the amount of contingent commission, if any, shown in each provisional calculation and final calculation for each Accounting Period, less any contingent commission previously paid for the Accounting Period. If the contingent commission previously paid for the Accounting Period exceeds the amount of contingent commission, if any, shown in any calculation for the Accounting Period the Company shall promptly refund the difference to the Reinsurer.


                                      14. No. TC407A,B,C-R97

                                                                SWISS RE AMERICA


I. In case notice of termination of this Agreement shall be given by either party, calculations and adjustments of profit or loss shall continue to be made until the termination, expiration, or cancellation of all liability and the settlement of all losses covered under this Agreement.

J. In the event this Agreement is terminated at a date other than the end of an Accounting Period, the fractional part of the last Accounting Period shall be combined with the previous Accounting Period and such combined period shall be considered one Accounting Period for which the calculations of profit or loss shall be made.


ARTICLE XII - REPORTS AND REMITTANCES

A. The Company shall furnish the Reinsurer with all necessary data respecting premiums and losses for as long as one of the parties hereto has a claim against the other arising from this Agreement.

B. Within 30 days after the close of each calendar quarter, the Company shall submit an account to the Reinsurer summarizing Subject Earned Premium for the First Excess of Loss (Code TC407A-R97) by annual statement line of business, company program, company business group and the reinsurance premium due. Such reinsurance premium shall be remitted within 45 days after the close of each calendar quarter.

C. Payment by the Reinsurer of its portion of loss and Allocated Loss Adjustment Expenses paid by the Company shall be made by the Reinsurer to the Company within 15 days after proof of payment is received by the Reinsurer.


ARTICLE XIII - CLAIMS

A. The Company shall promptly notify the Reinsurer of each claim which may involve the reinsurance provided hereunder and of all subsequent developments relating thereto, stating the amount claimed and estimate of the Company's Ultimate Net Loss and Allocated Loss Adjustment Expenses.

B.        The Company shall advise the Reinsurer of all claims which:

          1. Are reserved by the Company for an amount in excess of 50% of its retention;

          2.        Originate from fatal injuries;

          3.        Originate from the following kinds of bodily injury:

                    a. Brain injuries resulting in impairment of physical function;



                                      15. No. TC407A,B,C-R97

                                                                SWISS RE AMERICA


                    b. Spinal injuries resulting in a partial or total paralysis of upper or lower extremities;

                    c. Amputation or permanent loss of use of upper or lower extremities;

                    d.        Severe burn injuries;

                    e.        Loss of sight in one or both eyes;

                    f. All other injuries likely to result in a permanent disability rate of 50% or more.

C. The Company shall have the responsibility to investigate, defend or negotiate settlements of all claims and lawsuits related to Policies written by the Company and reinsured under this Agreement. The Reinsurer, at its own expense, may associate with the Company in the defense or control of any claim, suit or other proceeding which involves or is likely to involve the reinsurance provided under this Agreement, and the Company shall cooperate in every respect in the defense of any such claim, suit or proceeding.


ARTICLE XIV - SALVAGE AND SUBROGATION

A. In the event of the payment of any indemnity by the Reinsurer under this Agreement, the Reinsurer shall be subrogated, to the extent of such payment, to all of the rights of the Company against any person or entity legally responsible for damages of the loss. The Company agrees to enforce such rights; but, in case the Company refuses or neglects to do so, the Reinsurer is hereby authorized and empowered to bring any appropriate action in the name of the Company or their policyholders or otherwise to enforce such rights.

B. From any amount recovered by subrogation, salvage or other means, there shall first be deducted the expenses incurred in effecting the recovery. The balance shall then be used to reimburse the excess carriers in the inverse order to that in which their respective liabilities attached, before being used to reimburse the Company for its primary loss.


ARTICLE XV - ACCESS TO RECORDS

The Reinsurer or its duly authorized representatives shall have the right to examine, at the offices of the Company at a reasonable time, during the currency of this Agreement or anytime thereafter, all books and records of the Company relating to business which is the subject of this Agreement.






                                      16. No. TC407A,B,C-R97

                                                                SWISS RE AMERICA


ARTICLE XVI - TAXES

The Company shall be liable for all taxes on premiums paid to the Reinsurer under this Agreement, except income or profit taxes of the Reinsurer, and shall indemnify and hold the Reinsurer harmless for any such taxes which the Reinsurer may become obligated to pay to any local, state or federal taxing authority.


ARTICLE XVII - CURRENCY

Wherever the word "dollars" or the "$" symbol is used in this Agreement, it shall mean dollars of the United States of America, excepting in those cases where the Policy is issued by the Company in Canadian dollars, in which case it shall mean dollars of Canada. In the event the Company is involved in a loss requiring payment in United States and Canadian currency, the Company's retention and the limit of liability of the Reinsurer shall be apportioned between the two currencies in the same proportion as the amount of net loss in each currency bears to the total amount of net loss paid by the Company. For the purposes of this Agreement, where the Company receives premiums or pays losses in currencies other than United States or Canadian currency, such premiums and losses shall be converted into United States dollars at the actual rates of exchange at which the premiums and losses are entered in the Company's books.


ARTICLE XVIII - OFFSET

Each party to this Agreement together with their successors or assigns shall have and may exercise, at any time, the right to offset any balance or balances due the other (or, if more than one, any other). Such offset may include balances due under this Agreement and any other agreements heretofore or hereafter entered into between the parties regardless of whether such balances arise from premiums, losses or otherwise, and regardless of capacity of any party, whether as assuming insurer and/or ceding insurer, under the various agreements involved, provided however, that in the event of insolvency of a party hereto, offsets shall only be allowed in accordance with the provisions of
Section 7427 of the Insurance Law of the State of New York to the extent such statute or any other applicable law, statute or regulation governing such offset shall apply.


ARTICLE IX - ERRORS OR OMISSIONS

Errors or omissions of a ministerial nature on the part of the Company shall not invalidate the reinsurance under this Agreement, provided such errors or omissions are corrected promptly after discovery thereof; but the liability of the Reinsurer under this Agreement or any exhibits, addenda, or endorsements attached hereto shall in no event exceed the limits specified herein nor be extended to cover any risks, perils,



                                       17. No. TC407A,B,C-R97

                                                                SWISS RE AMERICA

lines of business or classes of insurance generally or specifically excluded herein.


ARTICLE XX - DISPUTE RESOLUTION

Part I - Choice Of Law And Forum

Any dispute arising under this Agreement shall be resolved in the State of Pennsylvania, and the laws of the State of Pennsylvania shall govern the interpretation and application of this Agreement.

Part II - Mediation

If a dispute between the Company and the Reinsurer, arising out of the provisions of this Agreement or concerning its interpretation or validity and whether arising before or after termination of this Agreement has not been settled through negotiation, both parties agree to try in good faith to settle such dispute by nonbinding mediation, before resorting to arbitration.

Part III - Arbitration

A. Resolution of Disputes - As a condition precedent to any right arising hereunder, any dispute not resolved by mediation between the Company and the Reinsurer arising out of the provisions of this Agreement or concerning its interpretation or validity, whether arising before or after termination of this Agreement, shall be submitted to arbitration in the manner hereinafter set forth.

B. Composition of Panel - Unless the parties agree upon a single arbitrator within 15 days after the receipt of a notice of intention to arbitrate, all disputes shall be submitted to an arbitration panel composed of two arbitrators and an umpire chosen in accordance with Paragraph C. hereof.

C. Appointment of Arbitrators - The members of the arbitration panel shall be chosen from persons knowledgeable in the insurance and reinsurance business. Unless a single arbitrator is agreed upon, the party requesting arbitration (hereinafter referred to as the "claimant") shall appoint an arbitrator and give written notice thereof by certified mail, to the other party (hereinafter referred to as the "respondent") together with its notice of intention to arbitrate. Within 30 days after receiving such notice, the respondent shall also appoint an arbitrator and notify the claimant thereof by certified mail. Before instituting a hearing, the two arbitrators so appointed shall choose an umpire. If, within 20 days after the appointment of the arbitrator chosen by the respondent, the two arbitrators fail to agree upon the appointment of an umpire, each of them shall nominate three individuals to serve as umpire, of whom the other shall decline two and the umpire shall be chosen from




                                      18. No. TC407A,B,C-R97

                                                                SWISS RE AMERICA


          the remaining two by drawing lots. The name of the individual first drawn shall be the umpire.

D. Failure of Party to Appoint an Arbitrator - If the respondent fails to appoint an arbitrator within 30 days after receiving a notice of intention to arbitrate, the claimant's arbitrator shall appoint an arbitrator on behalf of the respondent, such arbitrator shall then, together with the claimant's arbitrator, choose an umpire as provided in Paragraph C. of Part III of this Article.

E. Involvement of Other Reinsurers - If more than one reinsurer is involved in the same dispute, all such reinsurers shall constitute and act as one party for purposes of this Article and communications shall be made by the Company to each of the reinsurers constituting the one party; provided, however, nothing herein shall impair the right of such reinsurers to assert several, rather than joint, defenses or claims, nor be construed as changing the liability of the reinsurers under the terms of this Agreement from several to joint.

F. If the Company is involved in a dispute under the terms of this Agreement and in one or more separate disputes with one or more other reinsurers in which common questions of law or fact are in issue, the Company or the Reinsurer, at its option, may join with such other reinsurers in a common arbitration proceeding under the terms of this Article. If the Company and such other reinsurers have commenced arbitration, the Reinsurer may at its option join such proceeding for the determination of the dispute between the Company and the Reinsurer.

G. Submission of Dispute to Panel - Unless otherwise extended by the arbitration panel or agreed to by the parties, each party shall submit its case to the panel within 30 days after the selection of the umpire.

H. Procedure Governing Arbitration - All proceedings before the panel shall be informal and the panel shall not be bound by the formal rules of evidence. The panel shall have the power to fix all procedural rules relating to the arbitration proceeding. In reaching any decision, the panel shall give due consideration to the customs and usages of the insurance and reinsurance business.

I. Arbitration Award - The arbitration panel shall render its decision within 60 days after termination of the proceeding, which decision shall be in writing, stating the reasons therefor. The decision of the majority of the panel shall be final and binding on the parties to the proceeding.

J. Cost of Arbitration - Unless otherwise allocated by the panel, each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other parties the expense of the umpire and the arbitration.



                                       19. No. TC407A,B,C-R97

                                                                SWISS RE AMERICA

ARTICLE XXI - INSOLVENCY

A. In the event of insolvency of the Company, the reinsurance provided by this Agreement shall be payable by the Reinsurer on the basis of the liability of the Company as respects Policies covered hereunder, without diminution because of such insolvency, directly to the Company or its liquidator, receiver, conservator or statutory successor except as provided in Sections 4118(a)(1)(A) and 1114(c) of the New York Insurance Law.

B. The Reinsurer shall be given written notice of the pendency of each claim or loss which may involve the reinsurance provided by this Agreement within a reasonable time after such claim or loss is filed in the insolvency proceedings. The Reinsurer shall have the right to investigate each such claim or loss and interpose, at its own expense, in the proceedings where the claim or loss is to be adjudicated, any defense which it may deem available to the Company, its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to court approval, against the insolvent Company as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer.

C. In addition to the offset provisions set forth in Article XVIII - Offset, any debts or credits, liquidated or unliquidated, in favor of or against either party on the date of the receivership or liquidation order (except where the obligation was purchased by or transferred to be used as an offset) are deemed mutual debts or credits and shall be set off with the balance only to be allowed or paid. Although such claim on the part of either party against the other may be unliquidated or undetermined in amount on the date of the entry of the receivership or liquidation order, such claim will be regarded as being in existence as of such date and any claims then in existence and held by the other party may be offset against it.

D. Nothing contained in this Article is intended to change the relationship or status of the parties to this Agreement or to enlarge upon the rights or obligations of either party hereunder except as provided herein.


ARTICLE XXII - SPECIAL TERMINATION

A. Notwithstanding the termination provisions set forth in Article II - Effective Date and Termination, this Agreement may be:

          1. Terminated by either party upon the happening of any of the following events:





                                       20. No. TC407A,B,C-R97

                                                                SWISS RE AMERICA

                    a. Entry of an order of liquidation, rehabilitation, receivership or conservatorship with respect to the Company or the Reinsurer by any court or regulatory authority;

                    b.        Assignment of this Agreement by either party;

                    c. Any transfer of control of either party by change in ownership or otherwise;

                    d. General reinsurance of any portion of the Company's business it retains net for its own account, as determined under the provisions of this Agreement without prior consent of the Reinsurer.

          2. Terminated in accordance with the provisions set forth in this Paragraph, upon the discovery of the following event:

                              A reduction of 50% or more of the Company's policyholders surplus during any calendar year. Such reduction shall be determined by calculating the difference between the Company's prior year annual statement and each subsequent quarterly statutory statement within such current calendar year.

                    As respects the event set forth in this Paragraph A.2., the Company shall be obligated to notify the Reinsurer in writing within 30 days after the filing of its quarterly statement. Upon receipt of such notification the Reinsurer shall have the right to terminate this Agreement, by giving not less than 30 days notice of its intention to do so.

B. Any notice of termination pursuant to provisions set forth in Paragraph A.2. above shall be sent by certified mail, return receipt requested. Such notice period shall commence upon the other party's receipt of the notice of termination.

C. In the event of termination, the Reinsurer shall not be liable for losses occurring subsequent to the date of termination.


ARTICLE XXIII - AMENDMENTS

This Agreement may be amended by mutual consent of the parties expressed in an addendum; and such addendum, when executed by both parties, shall be deemed to be an integral part of this Agreement and binding on the parties hereto.








                                       21. No. TC407A,B,C-R97

                                                                SWISS RE AMERICA


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the following dates:

In Bala Cynwyd, Pennsylvania, this 28th day of September, 1997.

ATTEST:                 PHILADELPHIA CONSOLIDATED HOLDING
                          CORPORATION'S
                        following member companies:
                        PHILADELPHIA INDEMNITY INSURANCE COMPANY
                        PHILADELPHIA INSURANCE COMPANY

/s/ James J. Maguire    /s/ Christopher J. Maguire
--------------------    -------------------------------------

And in New York, New York, this 18th day of September, 1997.

ATTEST:                 SWISS REINSURANCE AMERICA CORPORATION

/s/ Peter Thomson       /s/ Gerard M. Hopkins
--------------------    -------------------------------------
Member of Management          Member of Senior Management

                                        22. No. TC407A,B,C-R97

                                                                SWISS RE AMERICA


                          SUPPLEMENT TO THE ATTACHMENTS


         DEFINITION OF IDENTIFICATION TERMS USED WITHIN THE ATTACHMENTS

A. Wherever the term "Company" or "Reinsured" or "Reassured" or whatever other term is used to designate the reinsured company or companies within the various attachments to the reinsurance agreement, the term shall be understood to mean Company or Reinsured or Reassured or whatever other term is used in the attached reinsurance agreement to designate the reinsured company or companies.

B. Wherever the term "Agreement" or "Contract" or "Policy" or whatever other term is used to designate the attached reinsurance agreement within the various attachments to the reinsurance agreement, the term shall be understood to mean Agreement or Contract or Policy or whatever other term is used to designate the attached reinsurance agreement.

C. Wherever the term "Reinsurer" or "Reinsurers" or "Underwriters" or whatever other term is used to designate the reinsurer or reinsurers in the various attachments to the reinsurance agreement, the term shall be understood to mean Reinsurer or Reinsurers or Underwriters or whatever other term is used to designate the reinsuring company or companies.

                                                                SWISS RE AMERICA


                        INSOLVENCY FUNDS EXCLUSION CLAUSE


This Agreement excludes all liability of the Company arising by contract, operation of law, or otherwise from its participation or membership, whether voluntary or involuntary, in any insolvency fund or from reimbursement of any person for any such liability. "Insolvency fund" includes any guaranty fund, insolvency fund, plan, pool, association, fund or other arrangement, howsoever denominated, established or governed, which provides for any assessment of or payment or assumption by any person of part or all of any claim, debt, charge, fee, or other obligation of an insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.

                                                                SWISS RE AMERICA


    NUCLEAR INCIDENT EXCLUSION CLAUSE - LIABILITY - REINSURANCE - U.S.A.

    N.M.A. 1590


1 This reinsurance does not cover any loss or liability accruing to the Reassured as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.

2. Without in any way restricting the operation of paragraph 1. of this Clause it is understood and agreed that for all purposes of this reinsurance all the original policies of the Reassured (new, renewal and replacement) of the classes specified in Clause II. in this paragraph 2. from the time specified in Clause III. in this paragraph 2. shall be deemed to include the following provision (specified as the Limited Exclusion Provision):


    LIMITED EXCLUSION PROVISION*

         I. It is agreed that the policy does not apply under any liability coverage, to INJURY, SICKNESS, DISEASE, DEATH OR DESTRUCTION, bodily injury or property damage with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability.

         II. Family Automobile Policies (liability only), Special Automobile Policies (private passenger automobiles, liability only), Farmers Comprehensive Personal Liabilities Policies (liability only), Comprehensive Personal Liability Policies (liability only) or policies of a similar nature; and the liability portion of combination forms related to the four classes of policies stated above, such as the Comprehensive Dwelling Policy and the applicable types of Homeowners Policies.

         III. The inception dates and thereafter of all original policies as described in II. above, whether new, renewal or replacement, being policies which either

                                                                SWISS RE AMERICA



         (a)  become effective on or after 1st May, 1960, or

         (b) become effective before that date and contain the Limited Exclusion Provision set out above; provided this paragraph 2. shall not be applicable to Family Automobile Policies, Special Automobile Policies, or policies or combination policies of a similar nature, issued by the Reassured on New York risks, until 90 days following approval of the Limited Exclusion Provision by the Governmental Authority having jurisdiction thereof.

3. Except for those classes of policies specified in Clause II. of paragraph 2. and without in any way restricting the operation of paragraph 1. of this Clause, it is understood and agreed that for all purposes of this reinsurance the original liability policies of the Reassured (new, renewal and replacement) affording the following coverages:

    Owners, Landlords and Tenants Liability, Contractual Liability, Elevator Liability, Owners or Contractors (including railroad) Protective Liability, Manufacturers and Contractors Liability, Product Liability, Professional and Malpractice Liability, Storekeepers Liability, Garage Liability, Automobile Liability (including Massachusetts Motor Vehicle or Garage Liability) shall be deemed to include with respect to such coverages, from the time specified in Clause V. of this paragraph 3., the following. provision (specified as the Broad Exclusion Provision):


    BROAD EXCLUSION PROVISION*

    It is agreed that the policy does not apply:

    I. Under any Liability Coverage to INJURY, SICKNESS, DISEASE, DEATH OR DESTRUCTION, bodily injury or property damage

         (a) with respect to which an insured under the policy is also an insured under nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability; or

N.M.A. 1590

                                                                SWISS RE AMERICA


         (b) resulting from the hazardous properties of nuclear material and with respect to which (1) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or (2) the insured is, or had this policy not been issued would be, entitled to indemnity from the United States of America, or any agency thereof, under any agreement entered into by the United States of America, or any agency thereof, with any person or organization.

    II. Under any Medical Payments Coverage, or under any Supplementary Payments Provision relating to IMMEDIATE MEDICAL OR SURGICAL RELIEF, first aid, to expenses incurred with respect to BODILY INJURY, SICKNESS, DISEASE OR DEATH, bodily injury resulting from the hazardous properties of nuclear material and arising out of the question of a nuclear facility by any person or organization.

    III. Under any Liability Coverage, to INJURY, SICKNESS, DISEASE, DEATH OR DESTRUCTION, bodily injury or property damage resulting from the hazardous properties of nuclear material, if

         (a) the nuclear material (1) is at any nuclear facility owned by, or operated by or on behalf of, an insured or (2) has been discharged or dispersed therefrom;

         (b) the nuclear material is contained in spent fuel or waste at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of an insured; or

         (c) the INJURY, SICKNESS, DISEASE, DEATH OR DESTRUCTION, bodily injury or property damage arises out of the furnishing by an insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility, but if such facility is located within the United States of America, its territories, or possessions or Canada, this exclusion (c) applies only to INJURY TO OR DESTRUCTION OF PROPERTY AT SUCH NUCLEAR FACILITY, property damage to such nuclear facility and any property thereat.

N.M.A. 1590

                                                                SWISS RE AMERICA


   IV.   As used in this endorsement:

         "hazardous properties" include radioactive, toxic or explosive properties; "nuclear material" means source material, special nuclear material or byproduct material; "source material," special nuclear material," and "byproduct material" have the meanings given them in the Atomic Energy Act of 1954 or in any law amendatory thereof; "spent fuel" means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor; "waste" means any waste material (1) containing byproduct material other than the tailings or wastes produced by the extraction or concentration of uranium or thorium from any ore processed for its source material content and (2) resulting from the operation by any person or organization of any nuclear facility included within the definition of nuclear facility under paragraph (a) or (b) thereof; "nuclear facility" means

         (a) any nuclear reactor,


         (b) any equipment or device designed or used for (1) separating the isotopes of uranium or plutonium, (2) processing or utilizing spent fuel, or (3) handling, processing or packaging waste,

         (c) any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235,

         (d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste and includes the site on which any of the foregoing is located, all operations conducted on such site and all premises used for such operations; "nuclear reactor" means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of fissionable material; WITH RESPECT TO INJURY TO OR DESTRUCTION OF PROPERTY, THE WORD "INJURY" OR "DESTRUCTION" INCLUDES ALL FORMS OF RADIOACTIVE CONTAMINATION OF PROPERTY; "property damage" includes all forms of radioactive contamination of property.

   V. The inception dates and thereafter of all original policies affording coverages specified in this paragraph 3., whether new, renewal or replacement, being policies which become effective on or after 1st May, 1960, provided this paragraph 3. shall not be applicable to


N.M.A. 1590                           - 4 -

                                                                SWISS RE AMERICA


            (i) Garage and Automobile Policies issued by the Reassured on New York risks, or

            (ii) Statutory liability insurance required under Chapter 90, General Laws of Massachusetts,

            until 90 days following approval of the Broad Exclusion Provision by the Governmental Authority having jurisdiction thereof.

4. Without in any way restricting the operations of paragraph 1. of this Clause, it is understood and agreed that paragraphs 2. and 3. above are not applicable to original liability policies of the Reassured in Canada, and that with respect to such policies, this Clause shall be deemed to include the Nuclear Energy Liability Exclusion Provisions adopted by the Canadian Underwriters' Association or the Independent Insurance Conference of Canada.


*NOTE: The words printed in BOLD TYPE in the Limited Exclusion Provision and in the Broad Exclusion Provision shall apply only in relation to original liability policies which include a Limited Exclusion Provision or a Broad Exclusion Provision containing those words.


N.M.A. 1590                           - 5 -

                                                                SWISS RE AMERICA


    NUCLEAR INCIDENT EXCLUSION CLAUSE - LIABILITY - REINSURANCE - CANADA

    N.M.A. 1979


1. This Agreement does not cover any loss or liability accruing to the Company as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.

2. Without in any way restricting the operation of Paragraph 1. of this Clause, it is agreed that for all purposes of this Agreement all the original liability contracts of the Company, whether new, renewal or replacement, of the following classes, namely,

            Personal Liability
            Farmers' Liability
            Storekeepers' Liability

    which become effective on or after 31st December 1984, shall be deemed to include, from their inception dates and thereafter, the following provision:

    Limited Exclusion Provision -

    This Policy does not apply to bodily injury or property damage with respect to which the Insured is also insured under a contract of nuclear energy liability insurance (whether the Insured is unnamed in such contract and whether or not it is legally enforceable by the Insured) issued by the Nuclear Insurance Association of Canada or any other group or pool of insurers or would be an Insured under any such policy but for its termination upon exhaustion of its limits of liability.

    With respect to property, loss of use of such property shall be deemed to be property damage.

3. Without in any way restricting the operation of Paragraph 1. of this Clause, it is agreed that for all purposes of this Agreement all the original liability contracts of the Company, whether new, renewal or replacement, of any class whatsoever (other than Personal Liability, Farmers' Liability, Storekeepers' Liability or Automobile Liability contracts), which become effective on or after 31st December 1984, shall be deemed to include, from their inception dates and thereafter, the following provision:

                                                                SWISS RE AMERICA


Broad Exclusion Provision -

It is agreed that this Policy does not apply:

(a) to liability imposed by or arising under the Nuclear Liability Act; nor

(b) to bodily injury or property damage with respect to which an Insured under this Policy is also insured under a contract of nuclear energy liability insurance (whether the Insured is unnamed in such contract and whether or not it is legally enforceable by the Insured) issued by the Nuclear Association of Canada or any other insurer or group or pool of insurers or would be an Insured under any such policy but for its termination upon exhaustion of its limit of liability; nor

(c) to bodily injury or property, damage resulting directly or indirectly from the nuclear energy hazard arising from:

    (i) the ownership, maintenance, operation or use of a nuclear facility by or on behalf of an Insured;

    (ii) the furnishing of an Insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility; and

    (iii) the possession, consumption, use, handling, disposal or transportation of fissionable substances, or of other radioactive material (except radioactive isotopes, away from a nuclear facility, which have reached the final stage of fabrication so as to be usable for any scientific, medical, agricultural, commercial or industrial purpose) used, distributed, handled or sold by an Insured.

As used in this Policy:

(1) The term "nuclear energy hazard" means the radioactive, toxic, explosive, or other hazardous properties of radioactive material,

(2) The term "radioactive material" means uranium, thorium, plutonium, neptunium, their respective derivatives and compounds, radioactive isotopes of other elements and any other substances that the Atomic Energy Control Board may, by regulation, designate as being prescribed substances capable of releasing atomic energy, or as being requisite for the production, use or application of atomic energy;


N.M.A. 1979                           - 2 -

                                                                SWISS RE AMERICA


(3) The term "nuclear facility" means:

    (a) any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of plutonium, thorium and uranium or any one or more of them;

    (b) any equipment or device designed or used for (i) separating the isotopes of plutonium, thorium and uranium or any one or more of them, (ii) processing or utilizing spent fuel, or (iii) handling, processing or packaging waste;

    (c) any equipment or device used for the processing, fabricating or alloying of plutonium, thorium or uranium enriched in the isotope uranium 233 or in the isotope uranium 235, or any one or more of them if at any time the total amount of such material in the custody of the Insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235;

    (d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste radioactive material;

    and includes the site on which any of the foregoing is located, together with all operations conducted thereon and all premises used for such operations.

(4) The term "fissionable substance" means any prescribed substance that is, or from which can be obtained, a substance capable of releasing atomic energy by nuclear fission.

(5) With respect to property, loss of use of such property shall be deemed to be property damage.


N.M.A. 1979                           - 3 -

                                                                SWISS RE AMERICA


             NUCLEAR INCIDENT EXCLUSION CLAUSE - REINSURANCE - NO. 4

1. This Reinsurance does not cover any loss or liability accruing to the Reassured as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.

2. Without in any way restricting the operations of Nuclear Incident Exclusion Clauses, - Liability, - Physical Damage, - Boiler and Machinery and paragraph 1. of this Clause, it is understood and agreed that for all purposes of the reinsurance assumed by the Reinsurer from the Reinsured, all original insurance policies or contracts of the Reinsured (new, renewal and replacement) shall be deemed to include the applicable existing Nuclear Clause and/or Nuclear Exclusion Clause(s) in effect at the time and any subsequent revisions thereto as agreed upon and approved by the Insurance Industry and/or a qualified Advisory or Rating Bureau.

                                                       SWISS RE AMERICA

                        PROPERTY PER RISK EXCESS OF LOSS
                              REINSURANCE AGREEMENT
                                 NO. TP1308A-R97

                            EFFECTIVE January 1, 1997

                                     between

                 PHILADELPHIA CONSOLIDATED HOLDING CORPORATION'S
                           following member companies:
                    PHILADELPHIA INDEMNITY INSURANCE COMPANY
                         PHILADELPHIA INSURANCE COMPANY
                        both of Bala Cynwyd, Pennsylvania

                                       and

                      SWISS REINSURANCE AMERICA CORPORATION
                               New York, New York

                                                                SWISS RE AMERICA

         PROPERTY PER RISK EXCESS OF LOSS REINSURANCE AGREEMENT NO. TP1308A-R97

ARTICLE                    CONTENTS                                     PAGE
                           PREAMBLE                                     1
I                          BUSINESS COVERED                             1
II                         EFFECTIVE DATE AND TERMINATION               2
III                        TERRITORY                                    3
IV                         LIMIT AND RETENTION                          3
V                          ULTIMATE NET LOSS                            4
VI                         LOSS IN EXCESS OF POLICY LIMITS              5
VII                        EXTRA CONTRACTUAL OBLIGATIONS                5
VIII                       DEFINITION OF RISK                           6
IX                         EXCLUSIONS                                   6
X                          LOSS OCCURRENCE                              8
XI                         REINSURANCE PREMIUM                          9
XII                        CONTINGENT COMMISSION                        9
XIII                       REPORTS AND REMITTANCES                      11
XIV                        CLAIMS                                       12
XV                         SALVAGE AND SUBROGATION                      12
XVI                        ACCESS TO RECORDS                            12
XVII                       TAXES                                        12
XVIII                      CURRENCY                                     13
XIX                        OFFSET                                       13
XX                         ERRORS OR OMISSIONS                          13
XXI                        DISPUTE RESOLUTION                           14
XXII                       INSOLVENCY                                   16
XXIII                      SPECIAL TERMINATION                          16
XXIV                       AMENDMENTS                                   17
                           SIGNATURES                                   18

ATTACHMENTS:      INSOLVENCY FUNDS EXCLUSION CLAUSE
                  POOLS, ASSOCIATIONS AND SYNDICATES EXCLUSION CLAUSE
                  TOTAL INSURED VALUE EXCLUSION CLAUSE
                  NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE -
                           REINSURANCE - U.S.A.
                  NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE -
                           REINSURANCE - CANADA
                  NUCLEAR INCIDENT EXCLUSION CLAUSE - REINSURANCE NO. 4

                                                                SWISS RE AMERICA

                        PROPERTY PER RISK EXCESS OF LOSS
                              REINSURANCE AGREEMENT
                                 NO. TP1308A-R97
                  (hereinafter referred to as the "Agreement")

                                     between

                 PHILADELPHIA CONSOLIDATED HOLDING CORPORATION'S
                           following member companies:
                    PHILADELPHIA INDEMNITY INSURANCE COMPANY
                         PHILADELPHIA INSURANCE COMPANY
                        both of Bala Cynwyd, Pennsylvania
     (hereinafter referred to individually or collectively as the "Company")

                                       and

                      SWISS REINSURANCE AMERICA CORPORATION
                               New York, New York
                  (hereinafter referred to as the "Reinsurer")

ARTICLE I - BUSINESS COVERED

A. The Reinsurer shall indemnify the Company on an excess of loss basis in respect of the Company's Ultimate Net Loss paid or to be paid by the Company as a result of losses occurring during the term of the Agreement, for Policies in force as of January 1, 1997, and new and renewal Policies becoming effective on or after said date, subject to the terms and conditions contained herein.

B. This Agreement is solely between the Company and the Reinsurer, and nothing contained in this Agreement shall create any obligations or establish any rights against the Reinsurer in favor of any person or entity not a party hereto.

C. The performance of obligations by both parties under this Agreement shall be in accordance with a fiduciary standard of good faith and fair dealing.

D. The term "Policies" shall mean each of the Company's binders, policies and contracts of insurance or reinsurance on the business covered hereunder.

E. Under this Agreement, the indemnity for reinsured loss applies to those Policies issued by the Company with respect to the following Lines of Business as classified in the Company's Annual Statement, subject to the exclusions set forth in Article IX - Exclusions.


                                       1. No. TP1308A-R97

                                                                SWISS RE AMERICA

NAIC
CODE:             LINES OF BUSINESS:
01                Fire
02                Allied Lines
21                Commercial Auto Physical Damage -
                  Comprehensive (coverage written on a garage open lot basis)
09                Inland Marine
05                Commercial Multiple Peril (Section I only)

ARTICLE  II - EFFECTIVE DATE AND TERMINATION

A. This Agreement shall become effective with respect to losses occurring on and after 12:01 a.m., Eastern Standard Time, January 1, 1997, and shall remain in full force until terminated. This Agreement may be terminated at the close of any calendar year by either party giving to the other 90 days prior written notice by certified mail of its intention to do so.

B. In the event of termination of this Agreement, the Company shall have the option of continuing or terminating the liability in force at the date of termination as set forth below. The Company may exercise such option provided written notice of the Company's election is given by certified mail to the Reinsurer prior to the date of termination.

         1. All Policies covered hereunder and in force at the date of termination of this Agreement shall continue until their natural expiry, cancellation or next anniversary of such business, whichever first occurs; but in no case shall this reinsurance be extended for longer than one year, plus odd time, after the termination date.

         2. All reinsurance hereunder shall be automatically cancelled as of the date of termination and the Reinsurer shall be released of all liability as respects losses occurring subsequent to the date of termination.

C. If the Company chooses to exercise the option of continuing the liability, the Company and the Reinsurer shall renegotiate the terms and conditions relating to such option.

D. If this Agreement shall terminate while a loss covered hereunder is in progress, it is agreed that, subject to the other conditions of this Agreement, the Reinsurer shall indemnify the Company as if the entire loss had occurred during the time this Agreement is in force provided the loss covered hereunder started before the date of termination.


                                       2.
No. TP1308A-R97

                                                                SWISS RE AMERICA

ARTICLE III - TERRITORY

This Agreement applies to risks located in the United States of America, its territories and possessions, and Canada, except that with respect to Inland Marine and Multiple Peril Policies covered hereunder, the territorial limits of this Agreement shall be those of the original Policies when such Policies are written to cover risks primarily located in the United States of America, its territories and possessions, and Canada.

ARTICLE IV - LIMIT AND RETENTION

A. The limit and retention provided under this Agreement is set forth below:

         (i) As respects one or more than one Line of Business covered under this Agreement, the Company shall retain the first $500,000 of Ultimate Net Loss as respects each risk in any one Loss Occurrence. The Reinsurer shall then be liable for the amount by which the Company's Ultimate Net Loss exceeds the Company's retention of $500,000, but the liability of the Reinsurer shall never exceed $1,500,000 each risk any one Loss Occurrence, nor shall the Reinsurer's liability from all risks in each Loss Occurrence exceed $3,500,000.

         (ii)     Notwithstanding the provisions set forth in Paragraph B. of
                  Article V - Ultimate Net Loss, the Reinsurer shall provide coverage for 100% of losses arising out of Extra Contractual Obligations as defined herein in addition to the Company's retention and Reinsurer's limit of liability set for in (i) above, subject to a maximum limit of liability of $4,500,000.

         (iii) However, in the event an Ultimate Net Loss exceeds $500,000 as respects each risk in any one Loss Occurrence, the liability of the Reinsurer shall be increased to $1,700,000 each risk any one Loss Occurrence and the retention of the Company shall be reduced to $300,000 each risk any one Loss Occurrence as respects subsequent losses resulting from that same Loss Occurrence, however, in no event shall the Reinsurer's liability from all risks in such Loss Occurrence exceed $3,500,000.

B. In the event of a loss involving a combination of the Property business subject to this agreement and Casualty business subject to the Company's Casualty Excess of Loss Reinsurance Agreement No. TC407A,B,C-R97, further reinsurance is provided when the Company's combined retention under these two referenced agreements, resulting from one occurrence, exceeds $500,000. In regard to such a combination loss, the Company will retain the first $500,000 of its combined retention each occurrence and the Reinsurer will reimburse the Company for the amount in excess of $500,000 subject to a


                                       3.
No. TP1308A-R97

                                                                SWISS RE AMERICA

         maximum reimbursement under this provision of $2,000,000 for each occurrence. Such additional reinsurance will be pro-rated between this agreement and the Company's Casualty Excess of Loss Reinsurance Agreement No. TC407A,B,C-R97 in the amount that the Ultimate Net Loss under each agreement bears to the combined Ultimate Net Loss, subject to a maximum combined recovery of $2,000,000.

C. Reinsurance of the Company's retention, set forth above, shall not be deducted in arriving at the Company's Ultimate Net Loss herein.

ARTICLE V - ULTIMATE NET LOSS

A. The term "Ultimate Net Loss" shall mean the actual sum paid or to be paid by the Company in settlement of losses or liability after making deductions for all recoveries, including subrogation, salvages, and claims upon other reinsurances, whether collectible or not, which inure to the benefit of the Reinsurer under this Agreement, and shall include Allocated Loss Adjustment Expenses incurred by the Company.

B. The term "Ultimate Net Loss" shall include 100% of Extra Contractual obligations, as defined herein, but only as respects business covered under this Agreement.

C. The term "Ultimate Net Loss" shall also include "Ex-gratia Payments" as defined in Paragraph D. below, subject to the terms and conditions of this Agreement.

D. The term "Ex-gratia Payments" shall mean payments made as an accommodation by the Company in settlement of a claim for which no coverage exists under the Policy reinsured hereunder, subject to the prior approval of the Reinsurer.

E. The term "Allocated Loss Adjustment Expenses" shall mean all allocated expenses incurred by the Company in connection with the investigation, settlement, defense or litigation of any claim or loss covered by the Policies reinsured under this Agreement, and shall exclude the salaries of Company employees, office expenses or any other unallocated expenses.

F. All recoveries, salvages or payments recovered or received subsequent to a loss settlement under this Agreement shall be applied as if recovered or received prior to the aforesaid settlement and all necessary adjustments to the loss settlement shall be made by the parties hereto.

G. Nothing in this Article shall be construed to mean that losses are not recoverable hereunder until the Ultimate Net Loss of the Company has been ascertained.


                                       4.
No. TP1308A-R97

                                                                SWISS RE AMERICA

ARTICLE VI - LOSS IN EXCESS OF POLICY LIMITS

A. In the event the Company is liable to a policyholder as the result of a settlement or judgment rendered against the policyholder which is in excess of the Policy limit, 100% of that portion of the award made to the third party claimant which is in excess of the Company's Policy limit shall be added to the amount of the Company's Policy limit and the sum thereof shall be considered one loss, subject to the provision in Paragraph B. below and all other provisions set forth in this Agreement.

B. With respect to coverage provided under this Article, recoveries from any insurance or reinsurance other than this Agreement, shall inure to the benefit of the Reinsurer and shall be deducted to arrive at the amount of the Company's Ultimate Net Loss.

ARTICLE VII - EXTRA CONTRACTUAL OBLIGATIONS

A. "Extra Contractual Obligations" are defined as those liabilities not covered under any other provision of this Agreement and which arise from the handling of any claim on business covered hereunder, such liabilities arising because of, but not limited to, the following: failure by the Company to settle within the Policy limit, or by reason of alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or reinsured or in the preparation or prosecution of an appeal consequent upon such action.

B. The date on which an Extra Contractual Obligation is incurred by the Company shall be deemed, in all circumstances, to be the date of the original accident, casualty, disaster or loss occurrence.

C. However, coverage hereunder as respects Extra Contractual Obligations shall not apply where the loss has been incurred due to the fraud of a member of the Board of Directors or a corporate officer of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

D. Extra Contractual Obligations shall not include loss arising out of engineering or other services or any other non-claims related activity provided to the insured by the Company.

E. Recoveries, collectibles or retention from any other form of insurance or reinsurance including deductibles or self-insured retention which protect the Company against Extra Contractual Obligations shall inure to the benefit of the Reinsurer and shall be deducted from the total amount of Extra Contractual Obligations for purposes of determining the loss hereunder.


                                       5. No. TP1308A-R97

                                                                SWISS RE AMERICA

ARTICLE VIII - DEFINITION OF RISK

The Company shall be the sole judge of what constitutes one risk provided, however, that:

A. A risk shall never be less than all insurable values at one general location regardless of the number of policies involved, and whether there is a single, multiple or unrelated named insureds involved in such risk.

B. A risk shall be determined from the standpoint of the predominant peril and such peril shall be noted in the Company's records.

ARTICLE IX - EXCLUSIONS

THIS AGREEMENT DOES NOT COVER:

A.       THE FOLLOWING GENERAL CATEGORIES

         1. All Lines of Business not specifically listed in Article I - Business Covered.

         2. Policies issued with a deductible of $100,000 or more; provided this exclusion shall not apply to Policies which customarily provide a percentage deductible on the perils of earthquake or windstorm.

         3. Reinsurance assumed, except pro rata local agency reinsurance on specific risks and except reinsurance assumed from an affiliated company.

         4. Ex-gratia Payments greater than $500,000, except with Reinsurer's prior consent.

         5. Loss or damage occasioned by war, invasion, revolution, bombardment, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, martial law, or confiscation by order of any government or public authority, but not excluding loss or damage which would be covered under a standard form of policy containing a standard war exclusion clause.

         6. Insolvency Funds as per the attached Insolvency Funds Exclusion Clause, which is made part of this Agreement.

         7. Pool, Association and Syndicate business as per the attached Pools, Associations and Syndicates Exclusion Clause, which is made part of this Agreement.

         8. Risks where the Total Insured Value, per risk, exceeds the figure specified as per the attached Total Insured Value Exclusion Clause, which is made part of this Agreement.


                                       6. No. TP1308A-R97

                                                                SWISS RE AMERICA

B.      THE FOLLOWING CLASSES OF BUSINESS AND TYPES OF RISKS

         1.       Mortgage Impairment.

         2.       Growing and/or standing crops.

         3.       Mortality and Health covering birds, animals or fish.

         4.       All onshore and offshore gas and oil drilling rigs.

         5. Petrochemical operations engaged in the production, refining or upgrading of petroleum or petroleum derivatives or natural gas.

         6.       Satellites.

         7.       All railroad business.

         8.       As respects Inland Marine business:

                  a.       Registered Mail and Armored Car Policies.

                  b.       Jeweler's Block Policies.

                  C.       Furrier's Customers Policies.

                  d.       Rolling Stock.

                  e. Parcel Post when written to cover banks and financial institutions.

                  f.       Commercial Negative Film Insurance.

                  g.       Garment Contractors Policies.

                  h.       Mining Equipment while underground.

                  i.       Radio and Television Broadcasting Towers.

                  j. Motor Truck Cargo Insurance written for common carriers operating beyond a radius of 200 miles.

         9. Overhead transmission and distribution lines and their supporting structures other than those on or within 1,000 feet of the insured premises.

                  It is understood and agreed that public utilities extension and/or suppliers extension and/or contingent business interruption coverages are not subject to this exclusion, provided that these are not part of a transmitters' or distributors' policy.

C.       THE FOLLOWING PERILS

         1.       Flood and/or Earthquake when written as such.

         2.       Difference in Conditions, however styled.

         3. Pollution to the extent excluded in the Company's original Policies. It is warranted that the Reinsurer's prior approval is required for all changes to the Company's Policy pollution wording.

         4. Nuclear Incident Exclusion Clauses which are attached and made part of this Agreement:

                  a. Nuclear Incident Exclusion Clause - Physical Damage - Reinsurance - U.S.A.


                                       7. No. TP1308A-R97

                                                                SWISS RE AMERICA

                  b. Nuclear Incident Exclusion Clause - Physical Damage - Reinsurance - Canada

                  c.       Nuclear Incident Exclusion Clause - Reinsurance - No.
                           4.

D. In the event the Company is inadvertently bound on any risk which is excluded under this Agreement the reinsurance provided under this Agreement shall apply to such risk until discovery by the Company within its Home Office of the existence of such risk and for 60 days thereafter, and shall then cease unless within the 60 day period, the Company has received from the Reinsurer written notice of its approval of such risk.

ARTICLE X - LOSS OCCURRENCE

A. The term "Loss Occurrence" shall mean the sum of all individual losses directly occasioned by any one disaster, accident or loss or series of disasters, accidents or losses arising out of one event which occurs within the area of one state of the United States or province of Canada and states or provinces contiguous thereto and to one another. However, the duration and extent of any one Loss Occurrence shall be limited to all individual losses sustained by the Company occurring during any period of 168 consecutive hours arising out of and directly occasioned by the same event except that the term "Loss Occurrence" shall be further defined as follows:

         1. As regards windstorm, hail, tornado, hurricane, cyclone, including ensuing collapse and water damage, all individual losses sustained by the Company occurring during any period of 72 consecutive hours arising out of and directly occasioned by the same event. However, the event need not be limited to one state or province or states or provinces contiguous thereto.

         2. As regards riot, riot attending a strike, civil commotion, vandalism and malicious mischief, all individual losses sustained by the Company, occurring during any period of 72 consecutive hours within the area of one municipality or county and the municipalities or counties contiguous thereto arising out of and directly occasioned by the same event. The maximum duration of 72 consecutive hours may be extended in respect of individual losses which occur beyond such 72 consecutive hours during the continued occupation of an assured's premises by strikers, provided such occupation commenced during the aforesaid period.

         3. As regards earthquake (the epicentre of which need not necessarily be within the territorial confines referred to in the opening paragraph of this Article) and fire following directly occasioned by the earthquake, only those individual fire losses which commence during the period of 168 consecutive hours may be included in the Company's Loss Occurrence.


                                       8. No. TP1308A-R97

                                                                SWISS RE AMERICA

         4. As regards Freeze, only individual losses directly occasioned by collapse, breakage of glass and water damage (caused by bursting of frozen pipes and tanks) may be included in the Company's Loss Occurrence.

B. For all Loss Occurrences the Company may choose the date and time when any such period of consecutive hours commences provided that it is not earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss and provided that only one such period of 168 consecutive hours shall apply with respect to one event except for those Loss Occurrences referred to in 1. and 2. above, where only one such period of 72 consecutive hours shall apply with respect to one event, regardless of the duration of the event.

C. No individual losses occasioned by an event that would be covered by '72 hours clauses may be included in any Loss Occurrence claimed under the 168 hours provision.

ARTICLE XI - REINSURANCE PREMIUM

A. The premium to the Reinsurer for this Agreement shall be calculated by applying a rate of 5.00% to the Subject Earned Premium by the Company for the quarterly period being reported on the Lines of Business reinsured by this Agreement.

B. The term "Subject Earned Premium" as used herein is equal to the sum of the Net Premiums Written on the Lines of Business covered hereunder during the period under consideration, plus the unearned premium reserve as respects premiums in force at the beginning of such period, less the unearned premium reserve as respects premiums in force at the end of the period, said unearned premium is to be calculated on the monthly pro rata basis.

C. The term "Net Premiums Written" shall mean gross premiums written less returns, allowances and reinsurances that inure to the benefit of the Reinsurer.

ARTICLE XII - CONTINGENT COMMISSION

A. The Reinsurer shall allow the Company a contingent commission of 50% of the profit, if any, accruing to the Reinsurer hereunder, such profit shall be computed on the following formula:


                                       9. No. TP1308A-R97

                                                                SWISS RE AMERICA

                CONTINGENT COMMISSION COMPUTATION FOR THE PERIOD

                                     INCOME

                  1. Earned Premium received by the Reinsurer during the Period.

                                      OUTGO

                  2.       Losses Incurred of the Reinsurer during the Period.

                  3. Allowance for Reinsurer's management expenses during the Period of 15% of the Earned Premium received by the Reinsurer during the Period.

                  4.       Deficit, if any, brought forward from the preceding
                           Period.

         The amount by which Income exceeds Outgo is profit.

         The amount by which Outgo exceeds Income is deficit.

B. The term "Losses Incurred" means losses and loss adjustment expenses paid less salvages recovered during each Accounting Period, or part thereof, as respects losses which occurred during the Accounting Period, plus the reserve for losses outstanding at the end of the current period for which computation is being made.

C. The term "Earned Premium" means the total of the Net Premiums Written, ceded during the current Period plus the unearned premiums at the close of the preceding Period less the unearned premiums at the close of the current Period, said unearned premiums to be calculated on a monthly pro rata basis.

D. The term "Period" means the actual time covered by each adjustment of commission.

E. Within 90 days after the close of each Period, the Company shall calculate the commission adjustment for such Period. The first calculation of commission adjustment shall cover the Period January
         1, 1997 through December 31, 1999, and thereafter adjustments shall be made annually for each subsequent Period commencing January 1 and ending the following December 31.

F. If, for any Period, the Income of the plan exceeds the total of the Items shown under Outgo of the plan, the Reinsurer shall pay to the Company, within 30 days after verification of the Company's calculations, 50% of the difference. If, for any Period, the total of the Items shown under Outgo of the plan exceeds the Income of the plan, the difference shall be carried forward to the next Period's calculation of commission adjustment as a deficit.


                                      10. No. TP1308A-R97

                                                                SWISS RE AMERICA

G. The Reinsurer, upon verification by the Company, shall promptly pay to the Company the amount of contingent commission, if any, shown in each provisional calculation and final calculation for each Accounting Period, less any contingent commission previously paid for the Accounting Period. If the contingent commission previously paid for the Accounting Period exceeds the amount of contingent commission, if any, shown in any calculation for the Accounting Period the Company shall promptly refund the difference to the Reinsurer.

H. In case notice of termination has been given, no further adjustments of commission shall be made until the expiration of all liability and the settlement of all losses covered under this Agreement.

ARTICLE XIII - REPORTS AND REMITTANCES

A. The Company shall furnish the Reinsurer with all necessary data respecting premiums and losses for as long as one of the parties hereto has a claim against the other arising from this Agreement.

B. Within 30 days after the close of each calendar quarter, the Company shall submit an account to the Reinsurer summarizing Subject Earned Premium by Line of Business, and the reinsurance premium due. Such reinsurance premium shall be remitted within 45 days after the close of each calendar quarter.

C. Payment by the Reinsurer of its portion of loss and Allocated Loss Adjustment Expenses paid by the Company shall be made by the Reinsurer to the Company within 15 days after proof of payment is received by the Reinsurer.

D. The Company shall furnish the following to the Reinsurer with respect to occurrences designated as catastrophes by Property Claim Services:

         1. Prompt preliminary estimate of amount recoverable from the Reinsurer;

         2. Within 30 days after the close of each quarter the amount of losses and Allocated Loss Adjustment Expenses paid, less all recoveries, including salvage and subrogation, at the end of each quarter segregated by Line of Business;

         3. Within 30 days after the close of each quarter the amount of losses and Allocated Loss Adjustment Expenses outstanding at the end of each quarter segregated by Line of Business.


                                      11. No. TP1308A-R97

                                                                SWISS RE AMERICA

ARTICLE XIV - CLAIMS

A. The Company shall promptly notify the Reinsurer of each claim which may involve the reinsurance provided hereunder and of all subsequent developments relating thereto, stating the amount claimed and estimate of the Company's Ultimate Net Loss and Allocated Loss Adjustment Expenses.

B. The Company shall have the responsibility to investigate, defend or negotiate settlements of all claims and lawsuits related to Policies written by the Company and reinsured under this Agreement. The Reinsurer, at its own expense, may associate with the Company in the defense or control of any claim, suit or other proceeding which involves or is likely to involve the reinsurance provided under this Agreement, and the Company shall cooperate in every respect in the defense of any such claim, suit or proceeding.

ARTICLE XV - SALVAGE AND SUBROGATION

A. In the event of the payment of any indemnity by the Reinsurer under this Agreement, the Reinsurer shall be subrogated, to the extent of such payment, to all of the rights of the Company against any person or entity legally responsible for damages of the loss. The Company agrees to enforce such rights; but, in case the Company refuses or neglects to do so, the Reinsurer is hereby authorized and empowered to bring any appropriate action in the name of the Company or their policyholders or otherwise to enforce such rights.

B. From any amount recovered by subrogation, salvage or other means, there shall first be deducted the expenses incurred in effecting the recovery. The balance shall then be used to reimburse the excess carriers in the inverse order to that in which their respective liabilities attached, before being used to reimburse the Company for its primary loss.

ARTICLE XVI - ACCESS TO RECORDS

The Reinsurer or its duly authorized representatives shall have the right to examine, at the offices of the Company at a reasonable time, during the currency of this Agreement or anytime thereafter, all books and records of the Company relating to business which is the subject of this Agreement.

ARTICLE XVII - TAXES

The Company shall be liable for all taxes on premiums paid to the Reinsurer under this Agreement, except income or profit taxes of the Reinsurer, and shall indemnify and hold the Reinsurer harmless for any


                                      12. No. TP1308A-R97

                                                                SWISS RE AMERICA

such taxes which the Reinsurer may become obligated to pay to any local, state or federal taxing authority.

ARTICLE XVIII - CURRENCY

Wherever the word "dollars" or the "$" symbol is used in this Agreement, it shall mean dollars of the United States of America, excepting in those cases where the Policy is issued by the Company in Canadian dollars, in which case it shall mean dollars of Canada. In the event the Company is involved in a loss requiring payment in United States and Canadian currency, the Company's retention and the limit of liability of the Reinsurer shall be apportioned between the two currencies in the same proportion as the amount of net loss in each currency bears to the total amount of net loss paid by the Company. For the purposes of this Agreement, where the Company receives premiums or pays losses in currencies other than United States or Canadian currency, such premiums and losses shall be converted into United States dollars at the actual rates of exchange at which the premiums and losses are entered in the Company's books.

ARTICLE XIX - OFFSET

Each party to this Agreement together with their successors or assigns shall have and may exercise, at any time, the right to offset any balance or balances due the other (or, if more than one, any other). Such offset may include balances due under this Agreement and any other agreements heretofore or hereafter entered into between the parties regardless of whether such balances arise from premiums, losses or otherwise, and regardless of capacity of any party, whether as assuming insurer and/or ceding insurer, under the various agreements involved, provided however, that in the event of insolvency of a party hereto, offsets shall only be allowed in accordance with the provisions of
Section 7427 of the Insurance Law of the State of New York to the extent such statute or any other applicable law, statute or regulation governing such offset shall apply.

ARTICLE XX - ERRORS OR OMISSIONS

Errors or omissions of a ministerial nature on the part of the Company shall not invalidate the reinsurance under this Agreement, provided such errors or omissions are corrected promptly after discovery thereof; but the liability of the Reinsurer under this Agreement or any exhibits, addenda, or endorsements attached hereto shall in no event exceed the limits specified herein nor be extended to cover any risks, perils, lines of business or classes of insurance generally or specifically excluded herein.


                                      13. No. TP1308A-R97

                                                                SWISS RE AMERICA

ARTICLE XVIII - DISPUTE RESOLUTION

Part I - Choice Of Law And Forum

Any dispute arising under this Agreement shall be resolved in the State of Pennsylvania, and the laws of the State of Pennsylvania, shall govern the interpretation and application of this Agreement.

Part II - Mediation

If a dispute between the Company and the Reinsurer, arising out of the provisions of this Agreement or concerning its interpretation or validity and whether arising before or after termination of this Agreement has not been settled through negotiation, both parties agree to try in good faith to settle such dispute by non binding mediation, before resorting to arbitration.

Part III - Arbitration

A. Resolution of Disputes - As a condition precedent to any right arising hereunder, any dispute not resolved by mediation between the Company and the Reinsurer arising out of the provisions of this Agreement or concerning its interpretation or validity, whether arising before or after termination of this Agreement, shall be submitted to arbitration in the manner hereinafter set forth.

B. Composition of Panel - Unless the parties agree upon a single arbitrator within 15 days after the receipt of a notice of intention to arbitrate, all disputes shall be submitted to an arbitration panel composed of two arbitrators and an umpire chosen in accordance with Paragraph C. hereof.

C. Appointment of Arbitrators - The members of the arbitration panel shall be chosen from persons knowledgeable in the insurance and reinsurance business. Unless a single arbitrator is agreed upon, the party requesting arbitration (hereinafter referred to as the "claimant") shall appoint an arbitrator and give written notice thereof by certified mail, to the other party (hereinafter referred to as the "respondent") together with his notice of intention to arbitrate. Within 30 days after receiving such notice, the respondent shall also appoint an arbitrator and notify the claimant thereof by certified mail. Before instituting a hearing, the two arbitrators so appointed shall choose an umpire. If, within 20 days after the appointment of the arbitrator chosen by the respondent, the two arbitrators fail to agree upon the appointment of an umpire, each of them shall nominate three individuals to serve as umpire, of whom the other shall decline two and the umpire shall be chosen from the remaining two by drawing lots. The name of the individual first drawn shall be the umpire.


                                      14. No. TP1308A-R97

                                                                SWISS RE AMERICA

D. Failure of Party to Appoint an Arbitrator - If the respondent fails to appoint an arbitrator within 30 days after receiving a notice of intention to arbitrate, the claimant's arbitrator shall appoint an arbitrator on behalf of the respondent, such arbitrator shall then, together with the claimant's arbitrator, choose an umpire as provided in Paragraph C. of Part III of this Article.

E. Involvement of Other Reinsurers - If more than one reinsurer is involved in the same dispute, all such reinsurers shall constitute and act as one party for purposes of this Article and communications shall be made by the Company to each of the reinsurers constituting the one party; provided, however, nothing herein shall impair the right of such reinsurers to assert several, rather than joint, defenses or claims, nor be construed as changing the liability of the reinsurers under the terms of this Agreement from several to joint.

F. If the Company is involved in a dispute under the terms of this Agreement and in one or more separate disputes with one or more other reinsurers in which common questions of law or fact are in issue, the Company or the Reinsurer, at its option, may join with such other reinsurers in a common arbitration proceeding under the terms of this Article. If the Company and such other reinsurers have commenced arbitration, the Reinsurer may at its option join such proceeding for the determination of the dispute between the Company and the Reinsurer.

G. Submission of Dispute to Panel - Unless otherwise extended by the arbitration panel or agreed to by the parties, each party shall submit its case to the panel within 30 days after the selection of the umpire.

H. Procedure Governing Arbitration - All proceedings before the panel shall be informal and the panel shall not be bound by the formal rules of evidence. The panel shall have the power to fix all procedural rules relating to the arbitration proceeding. In reaching any decision, the panel shall give due consideration to the customs and usages of the insurance and reinsurance business.

I. Arbitration Award - The arbitration panel shall render its decision within 60 days after termination of the proceeding, which decision shall be in writing, stating the reasons therefor. The decision of the majority of the panel shall be final and binding on the parties to the proceeding.

J. Cost of Arbitration - Unless otherwise allocated by the panel, each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other parties the expense of the umpire and the arbitration.


                                      15. No. TP1308A-R97

                                                                SWISS RE AMERICA

ARTICLE XXII - INSOLVENCY

A. In the event of insolvency of the Company, the reinsurance provided by this Agreement shall be payable by the Reinsurer on the basis of the liability of the Company as respects Policies covered hereunder, without diminution because of such insolvency, directly to the Company or its liquidator, receiver, conservator or statutory successor except as provided in Sections 4118(a)(1)(A) and 1114(c) of the New York Insurance Law.

B. The Reinsurer shall be given written notice of the pendency of each claim or loss which may involve the reinsurance provided by this Agreement within a reasonable time after such claim or loss is filed in the insolvency proceedings. The Reinsurer shall have the right to investigate each such claim or loss and interpose, at its own expense, in the proceedings where the claim or loss is to be adjudicated, any defense which it may deem available to the Company, its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to court approval, against the insolvent Company as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer.

C. In addition to the offset provisions set forth in Article XVIII - Offset, any debts or credits, liquidated or unliquidated, in favor of or against either party on the date of the receivership or liquidation order (except where the obligation was purchased by or transferred to be used as an offset) are deemed mutual debts or credits and shall be set off with the balance only to be allowed or paid. Although such claim on the part of either party against the other may be unliquidated or undetermined in amount on the date of the entry of the receivership or liquidation order, such claim will be regarded as being in existence as of such date and any claims then in existence and held by the other party may be offset against it.

D. Nothing contained in this Article is intended to change the relationship or status of the parties to this Agreement or to enlarge upon the rights or obligations of either party hereunder except as provided herein.

ARTICLE XXIII - SPECIAL TERMINATION

A. Notwithstanding the termination provisions set forth in Article II - Effective Date and Termination, this Agreement may be:

         1. Terminated by either party upon the happening of any of the following events:


                                      16. No. TP1308A-R97

                                                                SWISS RE AMERICA

                  a. Entry of an order of liquidation, rehabilitation, receivership or conservatorship with respect to the Company or the Reinsurer by any court or regulatory authority;

                  b.       Assignment of this Agreement by either party;

                  c. Any transfer of control of either party by change in ownership or otherwise;

                  d. General reinsurance of any portion of the Company's business it retains net for its own account, as determined under the provisions of this Agreement without prior consent of the Reinsurer.

         2. Terminated in accordance with the provisions set forth in this Paragraph, upon the discovery of the following event:

                           A reduction of 50% or more of the Company's policyholders surplus during any calendar year. Such reduction shall be determined by calculating the difference between the Company's prior year annual statement and each subsequent quarterly statutory statement within such current calendar year.

                  As respects the event set forth in this Paragraph A.2., the Company shall be obligated to notify the Reinsurer in writing within 30 days after the filing of its quarterly statement. Upon receipt of such notification the Reinsurer shall have the right to terminate this Agreement, by giving not less than 30 days notice of its intention to do so.

B.       Any notice of termination pursuant to provisions set forth in Paragraph
         A.2. above shall be sent by certified mail, return receipt requested. Such notice period shall commence upon the other party's receipt of the notice of termination.

C. In the event of termination, the Reinsurer shall not be liable for losses occurring subsequent to the date of termination.

ARTICLE XXIV - AMENDMENTS

This Agreement may be amended by mutual consent of the parties expressed in an addendum; and such addendum, when executed by both parties, shall be deemed to be an integral part of this Agreement and binding on the parties hereto.


                                      17. No. TP1308A-R97

                                                                SWISS RE AMERICA

IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed in duplicate, by their duly authorized representatives.

In Bala Cynwyd, Pennsylvania, this 25th day of September, 1997.

ATTEST:                             PHILADELPHIA CONSOLIDATED HOLDING
                                             CORPORATION'S
                                             following member companies:
                                    PHILADELPHIA INDEMNITY INSURANCE COMPANY
                                    PHILADELPHIA INSURANCE COMPANY

/s/ James J. Maguire                /s/ Christopher J. Maguire
---------------------------         ---------------------------

And in New York, New York, this 18th day of September, 1997.

ATTEST:                             SWISS REINSURANCE AMERICA CORPORATION

/s/ Peter Thomson                   /s/ Gerard M. Hopkins
---------------------------         ---------------------------
Member of Management                Member of Senior Management

MC:sb

MA130897


                                      18. No. TP1308A-R97

                                                                SWISS RE AMERICA


                          SUPPLEMENT TO THE ATTACHMENTS


         DEFINITION OF IDENTIFICATION TERMS USED WITHIN THE ATTACHMENTS

A. Wherever the term "Company" or "Reinsured" or "Reassured" or whatever other term is used to designate the reinsured company or companies within the various attachments to the reinsurance agreement, the term shall be understood to mean Company or Reinsured or Reassured or whatever other term is used in the attached reinsurance agreement to designate the reinsured company or companies.

B. Wherever the term "Agreement" or "Contract" or "Policy" or whatever other term is used to designate the attached reinsurance agreement within the various attachments to the reinsurance agreement, the term shall be understood to mean Agreement or Contract or Policy or whatever other term is used to designate the attached reinsurance agreement.

C. Wherever the term "Reinsurer" or "Reinsurers" or "Underwriters" or whatever other term is used to designate the reinsurer or reinsurers in the various attachments to the reinsurance agreement, the term shall be understood to mean Reinsurer or Reinsurers or Underwriters or whatever other term is used to designate the reinsuring company or companies.


                        INSOLVENCY FUNDS EXCLUSION CLAUSE


This Agreement excludes all liability of the Company arising by contract, operation of law, or otherwise from its participation or membership, whether voluntary or involuntary, in any insolvency fund or from reimbursement of any person for any such liability. "Insolvency fund" includes any guaranty fund, insolvency fund, plan, pool, association, fund or other arrangement, howsoever denominated, established or governed, which provides for any assessment of or payment or assumption by any person of part or all of any claim, debt, charge, fee, or other obligation of an insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.

                                                                SWISS RE AMERICA


               POOLS, ASSOCIATIONS AND SYNDICATES EXCLUSION CLAUSE

SECTION A

Excluding:

(a) All Business derived directly or indirectly from any Pool, Association or Syndicate which maintains its own reinsurance facilities.

(b) Any Pool or Scheme (whether voluntary or mandatory) formed after March 1, 1968, for the purpose of insuring Property whether on a country-wide basis or in respect of designated areas. This Exclusion shall not apply to so-called Automobile Insurance Plans or other Pools formed to provide coverage for Automobile Physical Damage.

SECTION B

It is agreed that business, written by the Company for the same perils, which is known at the time to be insured by or in excess of underlying amounts placed in the following Pools, Associations or Syndicates, whether by way of insurance or reinsurance is excluded hereunder:

    Industrial Risk Insurers (successor to Factory Insurance Association and Oil Insurance Association); Associated Factory Mutuals; Improved Risk Mutuals.

    Any Pool, Association or Syndicate formed for the purpose of writing Oil, Gas or Petro-Chemical Plants and/or Oil or Gas Drilling Rigs.

    United States Aircraft Insurance Group, Canadian Aircraft Insurance Group, Associated Aviation Underwriters, American Aviation Underwriters.

SECTION B does not apply:

(a) Where the Total Insured Value over all interests of the risk in question is less than $250,000,000.

(b) To interests traditionally underwritten as Inland Marine or Stock and/or Contents written on a Blanket basis.

(c) To Contingent Business Interruption, except when the Company is aware that the key location is known at the time to be insured in any Pool, Association or Syndicate named above.

(d) To risks as follows: Offices, Hotels, Apartments, Hospitals, Educational Establishments, Public Utilities (other than Railroad Schedules) and Builders Risks on the classes of risks specified in this subsection (d) only.

                                                                SWISS RE AMERICA


SECTION C

NEVERTHELESS the Reinsurer specifically agrees that Liability accruing to the Company from its participation in:

(a) The following so-called "Coastal Pools":

    ALABAMA INSURANCE UNDERWRITING ASSOCIATION
    FLORIDA WINDSTORM UNDERWRITING ASSOCIATION
    GEORGIA UNDERWRITING ASSOCIATION
    LOUISIANA INSURANCE UNDERWRITING ASSOCIATION
    MISSISSIPPI WINDSTORM INSURANCE UNDERWRITING ASSOCIATION
    NORTH CAROLINA INSURANCE UNDERWRITING ASSOCIATION
    SOUTH CAROLINA WINDSTORM AND HAIL UNDERWRITING ASSOCIATION
    TEXAS CATASTROPHE PROPERTY INSURANCE ASSOCIATION

    and

(b) All "Fair Plan" and "Rural Risk Plan" Business

for all perils otherwise protected hereunder will not be excluded, except however, that this reinsurance does not include any increase in such liability resulting from:

    (1) The inability for any other participant in such "Coastal Pool" and/or "Fair Plan" and/or "Rural Risk Plan" to meet its liability.

    (2) Any Claim against such "Coastal Pool" and/or "Fair Plan" and/or "Rural Risk Plan" or any participant therein, including the Company, whether by way of subrogation or otherwise, brought by or on behalf of any insolvency fund (as defined in the Insolvency Funds Exclusion Clause incorporated in this agreement).

                                                                SWISS RE AMERICA


                      TOTAL INSURED VALUE EXCLUSION CLAUSE


It is the mutual intention of the parties to exclude risks, other than Offices, Hotels, Apartments, Hospitals, Educational Establishments, Public Utilities (except Railroad schedules) and Builders Risk on the above classes where, at the time of the cession, the Total Insured Value over all interests exceeds $250,000,000. However, the Company shall be protected hereunder, subject to the other terms and conditions of this Agreement, if subsequently to cession being made the Company becomes acquainted with the true facts of the case and discovers that the mutual intention has been inadvertently breached, the Company shall at the first opportunity, and certainly by next anniversary of the original policy, exclude the risk in question.

It is agreed that this mutual intention does not apply to Contingent Business Interruption or to interest traditionally underwritten as Inland Marine or to Stock and/or Contents written on a blanket basis except where the Company is aware that the Total Insured Value of $250,000,000 is already exceeded for buildings, machinery, equipment and direct use and occupancy at the key location.

It is understood and agreed that this Clause shall not apply hereunder where the Company writes 100% of the risk.

Notwithstanding anything contained herein to the contrary, it is the mutual intention of the parties in respect of bridges and tunnels to exclude such risks where the Total Insured Value over all interests exceeds $250,000,000.

                                                                SWISS RE AMERICA


NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE - REINSURANCE - U.S.A.

N.M.A. 1119


1. This Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks.

2. Without in any way restricting the operation of paragraph 1. of this Clause, this Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

    I. Nuclear reactor power plants including all auxiliary property on the site, or

    II. Any other nuclear reactor installation, including laboratories handling radioactive materials in connection with reactor installations, and critical facilities as such, or

    III. Installations for fabricating complete fuel elements or for processing substantial quantities of "special nuclear material," and for reprocessing, salvaging, chemically separating, storing or disposing of spent nuclear fuel or waste materials, or

    IV. Installations other than those listed in paragraph 2. III. above using substantial quantities of radioactive isotopes or other products of nuclear fission.

3. Without in any way restricting the operation of paragraphs 1. and 2. of this Clause, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith, except that this paragraph 3. shall not operate:

        (a) where the Reassured does not have knowledge of such nuclear reactor power plant or nuclear installation, or

        (b) where the said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused. However, on and after 1st January, 1960, this sub-paragraph (b) shall only apply provided the said radioactive contamination exclusion provision has been approved by the Governmental Authority having jurisdiction thereof.

                                                                SWISS RE AMERICA


4. Without in any way restricting the operation of paragraphs 1., 2. and 3. of this Clause, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

5. It is understood and agreed this Clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Reassured to be the primary hazard.

6. The term "special nuclear material" shall have the meaning given to it by the Atomic Energy Act of 1954 or by any law amendatory thereof.

7.  Reassured to be sole judge of what constitutes:

    (a) substantial quantities, and

    (b) the extent of installation, plant or site.

NOTE: - Without in any way restricting the operation of paragraph 1. hereof, it is understood and agreed that

    (a) all policies issued by the Reassured on or before 31st December, 1957 shall be free from the application of the other provisions of this Clause until expiry date or 31st December, 1960 whichever first occurs whereupon all the provisions of this Clause shall apply,

    (b) with respect to any risk located in Canada policies issued by the Reassured on or before 31st December, 1958 shall be free from the application of the other provisions of this Clause until expiry date or 31st December, 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.


N.M.A. 1119

                                                                SWISS RE AMERICA


NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE - REINSURANCE -
CANADA

N.M.A. 1980


1. This Agreement does not cover any loss or liability accruing to the Company directly or indirectly, and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks.

2. Without in any way restricting the operation of paragraph 1. of this clause, this Agreement does not cover any loss or liability accruing to the Company, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

    a. Nuclear reactor power plants including all auxiliary property on the site, or

    b. Any other nuclear reactor installation, including laboratories handling radioactive materials in connection with reactor installations, and critical facilities as such, or

    c. Installations for fabricating complete fuel elements or for processing substantial quantities of prescribed substances, and for reprocessing, salvaging, chemically separating, storing or disposing of spent nuclear fuel or waste materials, or

    d. Installations other than those listed in c. above using substantial quantities of radioactive isotopes or other products of nuclear fission.

3. Without in any way restricting the operation of paragraphs 1. and 2. of this clause, this Agreement does not cover any loss or liability by radioactive contamination accruing to the Company, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith, except that this paragraph 3. shall not operate:

    a. where the Company does not have knowledge of such nuclear reactor power plant or nuclear installation, or

    b. where the said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused.

                                                                SWISS RE AMERICA


4. Without in any way restricting the operation of paragraphs 1., 2. and 3. of this clause, this Agreement does not cover any loss or liability by radioactive contamination accruing to the Company, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

5. This clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Company to be the primary hazard.

6. The term "prescribed substances" shall have the meaning given to it by the Atomic Energy Control Act R.S.C. 1974 or by any law amendatory thereof.

7.  Company to be sole judge of what constitutes:

    a.  substantial quantities, and

    b.  the extent of installation, plant or site.

8. Without in any way restricting the operation of paragraphs 1., 2., 3. and 4. of this clause, this Agreement does not cover any loss or liability accruing to the Company, directly or indirectly, and whether as Insurer or Reinsurer, caused by any nuclear incident as defined in The Nuclear Liability Act, nuclear explosion or contamination by radioactive material.

NOTE: Without in any way restricting the operation of paragraphs 1., 2., 3. and 4. of this clause, paragraph 8. of this clause shall apply to all original contracts of the Company whether new, renewal or replacement which become effective on or after December 31, 1984.


N.M.A. 1980

                                                                SWISS RE AMERICA


             NUCLEAR INCIDENT EXCLUSION CLAUSE - REINSURANCE - NO. 4

1. This Reinsurance does not cover any loss or liability accruing to the Reassured as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.

2. Without in any way restricting the operations of Nuclear Incident Exclusion Clauses, - Liability, - Physical Damage, - Boiler and Machinery and paragraph 1. of this Clause, it is understood and agreed that for all purposes of the reinsurance assumed by the Reinsurer from the Reinsured, all original insurance policies or contracts of the Reinsured (new, renewal and replacement) shall be deemed to include the applicable existing Nuclear Clause and/or Nuclear Exclusion Clause(s) in effect at the time and any subsequent revisions thereto as agreed upon and approved by the Insurance Industry and/or a qualified Advisory or Rating Bureau.

                                                                SWISS RE AMERICA


                       PROPERTY FACULTATIVE EXCESS OF LOSS
                        AUTOMATIC REINSURANCE AGREEMENT
                                   NO. PSA-31

                                     between

                 PHILADELPHIA CONSOLIDATED HOLDING CORPORATION'S
                           following member companies:
                    PHILADELPHIA INDEMNITY INSURANCE COMPANY
                         PHILADELPHIA INSURANCE COMPANY
                        Both of Bala Cynwyd, Pennsylvania

                                       and

                      SWISS REINSURANCE AMERICA CORPORATION
                               New York, New York

                                                                SWISS RE AMERICA


       PROPERTY FACULTATIVE EXCESS OF LOSS AUTOMATIC REINSURANCE AGREEMENT
                                   NO. PSA-31

ARTICLE                            CONTENTS                                  PAGE
-------                            --------                                  ----
I                                  PREAMBLE                                    1
II                                 TERM                                        2
III                                TERRITORY                                   2
IV                                 LIMITS AND RETENTION                        2
V                                  ULTIMATE NET LOSS                           2
VI                                 SPECIAL ACCEPTANCES                         3
VII                                BINDING METHOD AND DECLINATIONS             3
VIII                               PREMIUM AND COMMISSIONS                     3
IX                                 EXCLUSIONS                                  4
X                                  REPORTS AND REMITTANCES                     6
XI                                 LOSS PROCEDURE                              7
XII                                SALVAGE AND SUBROGATION                     7
XIII                               CANCELLATION                                8
XIV                                LOSS OCCURRENCE                             8
XV                                 ACCESS TO RECORDS                           9
XVI                                TAXES                                      10
XVII                               INSOLVENCY                                 10
XVIII                              ARBITRATION                                10
XIX                                ERRORS AND OMISSIONS                       11
XX                                 AMENDMENT PROVISIONS                       11
XXI                                REINSURER CERTIFICATE PROVISION            11
                                   SIGNATURES                                 11


ATTACHMENTS:               INSOLVENCY FUNDS EXCLUSION CLAUSE
                           POOLS, ASSOCIATIONS AND SYNDICATES EXCLUSION CLAUSE
                           TOTAL INSURED VALUE EXCLUSION CLAUSE
                           NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE -
                                REINSURANCE - U.S.A.
                           POLLUTION AND SEEPAGE EXCLUSION CLAUSE
                           COASTAL PROPERTY UNDERWRITING GUIDELINES
                           GENERAL CONDITIONS

                                                                SWISS RE AMERICA


                       PROPERTY FACULTATIVE EXCESS OF LOSS
                         AUTOMATIC REINSURANCE AGREEMENT
                                   NO. PSA-31
                  (hereinafter referred to as the "Agreement")

                                     between

                 PHILADELPHIA CONSOLIDATED HOLDING CORPORATION'S
                           following member companies:
                    PHILADELPHIA INDEMNITY INSURANCE COMPANY
                         PHILADELPHIA INSURANCE COMPANY
                        Both of Bala Cynwyd, Pennsylvania
                   (hereinafter referred to as the "Company")

                                       and

                      SWISS REINSURANCE AMERICA CORPORATION
                               New York, New York
                  (hereinafter referred to as the "Reinsurer")

ARTICLE I - PREAMBLE

A. This is a property facultative reinsurance agreement which provides reinsurance of policies written or renewed by the Company and ceded in accordance with the terms and conditions of this Agreement.

B. The Reinsurer shall indemnify the Company on an excess of loss basis in respect of the Company's Ultimate Net Loss paid or to be paid by the Company as a result of losses occurring during the term of the Agreement, for Policies ceded on or after January 1, 1997, subject to the terms and conditions contained herein.

C. Cessions to this Agreement may be made only on an excess of loss basis. The Reinsurer's liability shall attach excess of the Company's net retained liability as outlined in Article IV - Limits and Retention.

D. Under this Agreement, the indemnity for reinsured loss applies to those Policies issued by the Company with respect to the following Lines of Business as classified in the Company's Annual Statement, subject to the exclusions set forth in Article IX - Exclusions.

         NAIC
         CODE:    LINES OF BUSINESS

         01       Fire
         02       Allied Lines
         21       Commercial Auto Physical Damage - Comprehensive (coverage
                  written on a garage open lot basis)
         09       Inland Marine
         05       Commercial Multiple Peril (Section I only)


                                  1. No. PSA-31

                                                                SWISS RE AMERICA


ARTICLE 11 - TERM

This Agreement applies to policies written, bound or renewed by the Company and ceded to the Reinsurer on or after 12:01 a.m., January 1, 1997, and shall remain in force until cancelled or terminated as provided in accordance with Article XIII - Cancellation.


ARTICLE III - TERRITORY

This Agreement shall follow the territorial limits of the Company's original policies but is limited to policies issued covering property located in the United States of America, its territories and possessions.


ARTICLE IV -  LIMITS AND RETENTION

A. The Company shall retain the first $2,000,000 of Ultimate Net Loss as respects any one risk, any one loss occurrence. The Reinsurer shall then be liable for the amount by which the Company's Ultimate Net Loss exceeds the Company's retention of $2,000,000, but the liability of the Reinsurer shall never exceed $18,000,000 any one: risk, any one loss occurrence.

B.       The Company shall be the sole judge of what constitutes one risk.

C. Reinsurance of the Company's retention, set forth above, shall not be deducted in arriving at the Company's Ultimate Net Loss herein.


ARTICLE V - ULTIMATE NET LOSS

A. The term "Ultimate Net Loss" shall mean the actual sum paid or to be paid by the Company in settlement of losses or liability after making deductions for all recoveries, including subrogation, salvages and claims upon other reinsurances, whether collectible or not, which inure to the benefit of the Reinsurer under this Agreement, and shall include Allocated Loss Adjustment Expenses incurred by the Company.

B. The term "Ultimate Net Loss" shall include 90% of Extra Contractual Obligations, as defined herein, but only as respects business covered under this Agreement.

C. The term "Allocated Loss Adjustment Expenses" shall mean all allocated expenses incurred by the Company in connection with the investigation, settlement, defense or litigation of any claim or loss covered by the Policies reinsured under this Agreement, and shall exclude the salaries of Company employees, office expenses or any other unallocated expenses.


                                  2. No. PSA-31

                                                                SWISS RE AMERICA


D. All recoveries, salvages or payments recovered or received subsequent to a loss settlement under this Agreement shall be applied as if recovered or received prior to the aforesaid settlement and all necessary adjustments to the loss settlement shall be made by the parties hereto.

E. Nothing in this Article shall be construed to mean that losses are not recoverable hereunder until the Ultimate Net Loss of the Company has been ascertained.


ARTICLE VI - SPECIAL ACCEPTANCES

Risks which are beyond the terms, conditions or limitations of this Agreement may be submitted to the Reinsurer as Special Acceptances. Reporting of such risks and premium, therefore, shall be subject to the terms, conditions or limitations of this Agreement.


ARTICLE VII - BINDING METHOD AND DECLINATIONS

A. The liability of the Reinsurer shall attach at the time the Company marks the reinsurance in its records. Each cession, after being bound, is to be reported to the Reinsurer on a monthly bordereau. If the reinsurance inception is prior to the date on which the cession is made (or revised), the cession must be made on the basis "Warranted No Known or Reported Losses" as of the date on which the cession was made. No cession shall be made when the inception of the "Reinsurance Term" is more than forty-five (45) days prior to the date on which the reinsurance is bound.

B. If the reinsurance is unacceptable to the Reinsurer for any reason, the Reinsurer shall so notify the Company in writing of its declination within fifteen (15) days of the Reinsurer's receipt of the bordereau. The Company shall replace the reinsurance promptly, but within a period not to exceed thirty (30) days after receipt by the Company of the notice of declination from the Reinsurer, or as soon as practicable under applicable state regulation, but in no event to exceed sixty (60) days.


ARTICLE VIII - PREMIUM AND COMMISSIONS

The Company shall rate each submission to this Agreement in accordance with either the Swiss Reinsurance America Corporation Electronic Rating software, where applicable, or the hard copy Swiss Reinsurance America Corporation Rating Scales, but in all cases in accordance with instructions provided by Swiss Reinsurance America Corporation concerning the applicability of "Sprinklered" or "Non-Sprinklered" scales. The Company shall deduct 30% commission allowance from the calculated gross reinsurance premium to determine the excess premium for each risk. However, in no case will the final rate for calculation of excess premium be less than .04 gross of commission per $100 of exposure.


                                  3. No. PSA-31

                                                                SWISS RE AMERICA


Excess of Loss policies shall be ceded on a net premium basis with no ceding commission allowed to the Company.


ARTICLE IX - EXCLUSIONS

THIS AGREEMENT DOES NOT COVER:

A.       THE FOLLOWING GENERAL CATEGORIES

         1. All Lines of Business not specifically listed in Article I - Business Covered.

         2. Policies issued with a deductible of $100,000 or more; provided this exclusion shall not apply to Policies which customarily provide a percentage deductible on the perils of earthquake or windstorm.

         3. Reinsurance assumed, except pro rata local agency reinsurance on specific risks and except reinsurance assumed from an affiliated company.

         4. Ex-gratia Payments greater than $500,000, except with Reinsurer's prior consent.

         5. The Company's liability for all damages, including but not limited to punitive, exemplary, compensatory or consequential damages, to an insured or any other party resulting from any legal proceeding by an insured or any other party against the Company.

         6. Loss or damage occasioned by war, invasion, revolution, bombardment, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, martial law, or confiscation by order of any government or public authority, but not excluding loss or damage which would be covered under a standard form of policy containing a standard war exclusion clause.

         7. Insolvency Funds as per the attached Insolvency Funds Exclusion Clause, which is made part of this Agreement.

         8. Pool, Association and Syndicate business as per the attached Pools, Associations and Syndicates Exclusion Clause, which is made part of this Agreement.

         9. Risks where the Total Insured Value, per risk, exceeds the figure specified as per the attached Total Insured Value Exclusion Clause, which is made part of this Agreement.

B.       THE FOLLOWING CLASSES OF BUSINESS AND TYPES OF RISKS

         1.       Mortgage Impairment.


                                  4. No. PSA-31

                                                                SWISS RE AMERICA


         2.       Growing and/or standing crops.

         3.       Mortality and Health covering birds, animals or fish.

         4.       Contingent Business Interruption.

         5.       All onshore and offshore gas and oil drilling rigs.

         6. Petrochemical operations engaged in the production, refining or upgrading of petroleum or petroleum derivatives or natural gas.

         7.       Satellites.

         8.       All railroad business.

         9.       As respects Inland Marine business:

                  a.       Registered Mail and Armored Car Policies.

                  b.       Jeweler's Block Policies.

                  c.       Furrier's Customers Policies.

                  d.       Rolling Stock.

                  e. Parcel Post when written to cover banks and financial institutions.

                  f.       Commercial Negative Film Insurance.

                  g.       Garment Contractors Policies.

                  h.       Mining Equipment while underground.

                  i.       Radio and Television Broadcasting Towers.

                  j. Motor Truck Cargo Insurance written for common carriers operating beyond a radius of 200 miles.

         10. Overhead transmission and distribution lines and their supporting structures other than those on or within 1,000 feet of the insured premises.

                  It is understood and agreed that public utilities extension and/or suppliers extension and/or contingent business interruption coverages are not subject to this exclusion, provided that these are not part of a transmitters' or distributors' policy.

C.       THE FOLLOWING PERILS

         1.       Flood and/or Earthquake when written as such.

         2.       Difference in Conditions, however styled.

         3. Pollution to the extent excluded in the Company's original Policies. It is warranted that the Reinsurer's prior approval is required for all changes to the Company's Policy pollution wording.

         4. Nuclear Incident Exclusion Clauses which are attached and made part of this Agreement:


                                  5. No. PSA-31

                                                                SWISS RE AMERICA


                  a. Nuclear Incident Exclusion Clause - Physical Damage - Reinsurance - U.S.A.

                  b. Nuclear Incident Exclusion Clause - Physical Damage - Reinsurance - Canada

                  c.       Nuclear Incident Exclusion Clause - Reinsurance - No.
                           4.

         5. Risks in wind exposed areas as per the attached Coastal Property Underwriting Guidelines.

D. In the event the Company is inadvertently bound on any risk which is excluded under this Agreement the reinsurance provided under this Agreement shall apply to such risk until discovery by the Company within its Home Office of the existence of such risk and for 60 days thereafter, and shall then cease unless within the 60 day period, the Company has received from the Reinsurer written notice of its approval of such risk.


ARTICLE X - REPORTS AND REMITTANCES

A. The Company shall keep sufficient records for the express purpose of recording therein the amounts and other particulars of reinsurance ceded hereunder.

B. Payment by the Reinsurer of its portion of loss and Allocated Loss Adjustment Expenses paid by the Company shall be made by the Reinsurer to the Company within 15 days after proof of payment is received by the Reinsurer.

C.       The Company shall furnish the Reinsurer with the following reports:

         1.       Monthly:

                  Monthly account current consisting of total written premiums, less return premiums, on transactions accounted for during the month in question.

         2.       Annually:

                  As soon as practical following the close of each calendar year, the Company will furnish the Reinsurer with unearned premiums and losses and allocated loss adjustment expenses outstanding.

         3.       Payment of Balances:

                  Within 30 days after the close of each month, the Company shall render the monthly account current specified above, for such month and the balance due thereunder shall be payable by the debtor within 60 days after the close of the month under adjustment. It is agreed, however, that the Reinsurer will immediately pay upon request any loss, their share of which exceeds $50,000, arising from any one event. Nevertheless, the Reinsurer shall have the right to reduce any such payment by the amount, if any, standing in its favor per current account.


                                  6. No. PSA-31

                                                                SWISS RE AMERICA


         4.       Losses:

                  The Company shall report all losses to the Reinsurer on an individual case basis.


ARTICLE XI - LOSS PROCEDURE

A. The Company shall promptly notify the Reinsurer of each claim which may involve the reinsurance provided hereunder and of all subsequent developments relating thereto, stating the amount claimed and estimate of the Company's Ultimate Net Loss and Allocated Loss Adjustment Expenses. Notwithstanding the provisions set forth in any other
         Article herein, prompt notification of loss shall be considered a condition precedent to liability under this Agreement.

B. The Company shall have the responsibility to investigate, defend or negotiate settlements of all claims and lawsuits related to Policies written by the Company and reinsured under this Agreement. The Reinsurer, at its own expense, may associate with the Company in the defense or control of any claim, suit or other proceeding which involves or is likely to involve the reinsurance provided under this Agreement, and the Company shall cooperate in every respect in the defense of any such claim, suit or proceeding.

C.       Payment of Reinsurance Recoveries

         Recoveries under this Agreement shall be made on an individual case basis for all claims settlements and the Reinsurer will remit forthwith its share of any loss covered hereunder upon receipt of satisfactory evidence of such loss having been paid by the Company unless otherwise mutually agreed.


ARTICLE XII - SALVAGE AND SUBROGATION

A. In the event of the payment of any indemnity by the Reinsurer under this Agreement, the Reinsurer shall be subrogated, to the extent of such payment, to all of the rights of the Company against any person or entity legally responsible for damages of the loss. The Company agrees to enforce such rights; but, in case the Company refuses or neglects to do so, the Reinsurer is hereby authorized and empowered to bring any appropriate action in the name of the Company or their policyholders or otherwise to enforce such rights.

B. From any amount recovered by subrogation, salvage or other means, there shall first be deducted the expenses incurred in effecting the recovery. The balance shall then be used to reimburse the excess carriers in the inverse order to that in which their respective liabilities attached, before being used to reimburse the Company for its primary loss.


                                  7. No. PSA-31

                                                                SWISS RE AMERICA


ARTICLE XIII - CANCELLATION

A.       Cancellation

         1. This Agreement may be terminated at the close of any calendar quarter by either party giving to the other 90 days prior written notice by certified mail of its intention to do so.

         2. Upon termination of this Agreement, the Reinsurer shall be liable for losses occurring prior to the date of termination; however, the Reinsurer shall have no liability for losses occurring subsequent to the termination of this Agreement.

         3. If this Agreement shall terminate while a loss covered hereunder is in progress, it is agreed that, subject to the other conditions of this Agreement, the Reinsurer shall indemnify the Company as if the entire loss had occurred during the time this Agreement is in force provided the loss covered hereunder started before the date of termination.

B.       Termination

         Notwithstanding any other provisions of this Agreement to the contrary, this Agreement shall automatically terminate upon the happening of the following events:

         1. Insolvency of the Company or Reinsurer which results in the intervention of insurance regulatory authorities; or

         2. Entry of an order of liquidation, rehabilitation, receivership or conservation with respect to the Company or Reinsurer by any court of regulatory authority.


ARTICLE XIV - LOSS OCCURRENCE

A. The term "Loss Occurrence" shall mean the sum of all individual losses directly occasioned by any one disaster, accident or loss or series of disasters, accidents or losses arising out of one event which occurs within the area of one state of the United States or province of Canada and states or provinces contiguous thereto and to one another. However, the duration and extent of any one Loss Occurrence shall be limited to all individual losses sustained by the Company occurring during any period of 168 consecutive hours arising out of and directly occasioned by the same event except that the term "Loss Occurrence" shall be further defined as follows:

         1. As regards windstorm, hail, tornado, hurricane, cyclone, including ensuing collapse and water damage, all individual losses sustained by the Company occurring during any period of 72 consecutive hours arising out of and directly occasioned by the same event. However, the event need not be limited to one state or province or states or provinces contiguous thereto.


                                  8. No. PSA-31

                                                                SWISS RE AMERICA


         2. As regards riot, riot attending a strike, civil commotion, vandalism and malicious mischief, all individual losses sustained by the Company, occurring during any period of 72 consecutive hours within the area of one municipality or county and the municipalities or counties contiguous thereto arising out of and directly occasioned by the same event. The maximum duration of 72 consecutive hours may be extended in respect of individual losses which occur beyond such 72 consecutive hours during the continued occupation of an assured's premises by strikers, provided such occupation commenced during the aforesaid period.

         3. As regards earthquake (the epicentre of which need not necessarily be within the territorial confines referred to in the opening paragraph of this Article) and fire following directly occasioned by the earthquake, only those individual fire losses which commence during the period of 168 consecutive hours may be included in the Company's Loss Occurrence.

         4. As regards Freeze, only individual losses directly occasioned by collapse, breakage of glass and water damage (caused by bursting of frozen pipes and tanks) may be included in the Company's Loss Occurrence.

B. For all Loss Occurrences the Company may choose the date and time when any such period of consecutive hours commences provided that it is not earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss and provided that only one such period of 168 consecutive hours shall apply with respect to one event except for those Loss Occurrences referred to in 1. and 2. above, where only one such period of 72 consecutive hours shall apply with respect to one event, regardless of the duration of the event.

C. No individual losses occasioned by an event that would be covered by 72 hours clauses may be included in any Loss Occurrence claimed under the 168 hours provision.


ARTICLE XV - ACCESS TO RECORDS

The Reinsurer shall have the right to examine, at any reasonable time, all papers, books, accounts, documents and other records in the possession of the Company related to the business effected hereunder. Upon request, the Company shall supply the Reinsurer with copies of such records. The Reinsurer's right of inspection shall continue to exist after termination of this Agreement as long as one of the parties hereto has a claim against the other.


                                  9. No. PSA-31

                                                                SWISS RE AMERICA


ARTICLE XVI - TAXES

A. The Company shall be responsible for paying all taxes (other than income or profit taxes levied on the Reinsurer) on reinsurance effected under this Agreement.

B. If the Reinsurer is obligated to pay taxes (other than income or profit taxes) on reinsurance effected hereunder, the Company shall reimburse the Reinsurer. However, the Company shall not be required to pay the same tax twice.


ARTICLE XVII - INSOLVENCY

In the event of the insolvency of the Company, reinsurance under this Agreement shall be payable by the Reinsurer on the basis of the liability of the Company without diminution because of such insolvency, directly to the Company or its liquidator, receiver or statutory successor. Nothing contained herein shall in any manner create any obligations of the Reinsurer or establish any rights against the Reinsurer in favor of the Company's policyholder or any other person not party to the Agreement. The Reinsurer shall be given written notice of the pendency of each claim which may involve the reinsurance afforded by this Agreement within a reasonable time after such claim is filed in the insolvency proceeding. The Reinsurer shall have the right to investigate each such claim and interpose, at its own expense, in the proceeding where the claim is to be adjudicated, any defense which it may deem available to the Company or its liquidator, receiver or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to court approval, against the insolvent Company as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer.


ARTICLE XVIII - ARBITRATION

Any dispute between the Company and the Reinsurer arising out of the provisions of this Agreement or concerning its interpretation or validity shall be submitted to arbitration. Any party may initiate arbitration by giving written notice to the other party of its intention to arbitrate together with the name of its selected arbitrator. Within thirty (30) days of receiving such notice, the other party shall appoint an arbitrator. In the event that any party fails to appoint an arbitrator within the time specified, the other party shall have the right to appoint the said arbitrator forthwith. The two arbitrators named shall select a third arbitrator. The arbitrators shall be officials or former officials of insurance or reinsurance companies not under the control or management of any party to this Agreement. The arbitrators shall not be bound by judicial formalities or formal rules of evidence and shall give due consideration to the customs and usage of the insurance and reinsurance business. A majority decision in writing shall be final and binding. Unless otherwise allocated by the


                                 10. No. PSA-31

                                                                SWISS RE AMERICA


arbitrators, all costs of the arbitration proceeding, including the fees of the arbitrators, shall be borne equally by the parties.


ARTICLE XIX - ERRORS AND OMISSIONS

Errors or omissions made in connection with the reporting of any premium, or with the reporting of any business reinsured hereunder, shall not relieve either party from any liability which would have attached had such error or omission not occurred, and provided such error or omission is rectified promptly upon discovery.


ARTICLE XX - AMENDMENT PROVISIONS

This Agreement may, by mutual consent, be altered in any of its terms and conditions by a signed addendum thereto.


ARTICLE XXI - REINSURER CERTIFICATE PROVISION

Each cession shall be subject to the General Conditions of the Reinsurer's certificate of facultative reinsurance which is attached to and made part hereof, except where in conflict with this Agreement.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives, as of the following dates:

In Bala Cynwyd, Pennsylvania this 5th day of February, 1998.

ATTEST:                          PHILADELPHIA CONSOLIDATED HOLDING
                                       CORPORATION'S
                                       following member companies:
                                 PHILADELPHIA INDEMNITY INSURANCE COMPANY
                                 PHILADELPHIA INSURANCE COMPANY


/s/ Florence R. McCallum         /s/ Christopher J. Maguire  V.P. Underwriting
--------------------             ---------------------------------------------

And in New York, New York, this 23rd day December, 1997.

ATTEST:                          SWISS REINSURANCE AMERICA CORPORATION

/s/ Joe Boyer                    /s/ Maria A. Hilcox
--------------------             --------------------------------------------
Member of Management                    Member of Management Committee

MC:sb
PHIL-PSA31-97
                                 11. No. PSA-31

                                                                SWISS RE AMERICA

                         SUPPLEMENT TO THE ATTACHMENTS


         DEFINITION OF IDENTIFICATION TERMS USED WITHIN THE ATTACHMENTS

A. Wherever the term "Company" or "Reinsured" or "Reassured" or whatever other term is used to designate the reinsured company or companies within the various attachments to the reinsurance agreement, the term shall be understood to mean Company or Reinsured or Reassured or whatever other term is used in the attached reinsurance agreement to designate the reinsured company or companies.

B. Wherever the term "Agreement" or "Contract" or "Policy" or whatever other term is used to designate the attached reinsurance agreement within the various attachments to the reinsurance agreement, the term shall be understood to mean Agreement or Contract or Policy or whatever other term is used to designate the attached reinsurance agreement.

C. Wherever the term "Reinsurer" or "Reinsurers" or "Underwriters" or whatever other term is used to designate the reinsurer or reinsurers in the various attachments to the reinsurance agreement, the term shall be understood to mean Reinsurer or Reinsurers or Underwriters or whatever other term is used to designate the reinsuring company or companies.



                        INSOLVENCY FUNDS EXCLUSION CLAUSE


This Agreement excludes all liability of the Company arising by contract, operation of law, or otherwise from its participation or membership, whether voluntary or involuntary, in any insolvency fund or from reimbursement of any person for any such liability. "Insolvency fund" includes any guaranty fund, insolvency fund, plan, pool, association, fund or other arrangement, howsoever denominated, established or governed, which provides for any assessment of or payment or assumption by any person of part or all of any claim, debt, charge, fee, or other obligation of an insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.

                                                                SWISS RE AMERICA


               POOLS, ASSOCIATIONS AND SYNDICATES EXCLUSION CLAUSE

SECTION A

Excluding:

(a) All Business derived directly or indirectly from any Pool, Association or Syndicate which maintains its own reinsurance facilities.

(b) Any Pool or Scheme (whether voluntary or mandatory) formed after March 1, 1968, for the purpose of insuring Property whether on a country-wide basis or in respect of designated areas. This Exclusion shall not apply to so-called Automobile Insurance Plans or other Pools formed to provide coverage for Automobile Physical Damage.

SECTION B

It is agreed that business, written by the Company for the same perils, which is known at the time to be insured by or in excess of underlying amounts placed in the following Pools, Associations or Syndicates, whether by way of insurance or reinsurance is excluded hereunder:

         Industrial Risk Insurers (successor to Factory Insurance Association and Oil Insurance Association); Associated Factory Mutuals; Improved Risk Mutuals.

         Any Pool, Association or Syndicate formed for the purpose of writing Oil, Gas or Petro-Chemical Plants and/or Oil or Gas Drilling Rigs.

         United States Aircraft Insurance Group, Canadian Aircraft Insurance Group, Associated Aviation Underwriters, American Aviation Underwriters.

SECTION B does not apply:

(a) Where the Total Insured Value over all interests of the risk in question is less than $250,000,000.

(b) To interests traditionally underwritten as Inland Marine or Stock and/or Contents written on a Blanket basis.

(c) To Contingent Business Interruption, except when the Company is aware that the key location is known at the time to be insured in any Pool, Association or Syndicate named above.

(d) To risks as follows: Offices, Hotels, Apartments, Hospitals, Educational Establishments, Public Utilities (other than Railroad Schedules) and Builders Risks on the classes of risks specified in this subsection (d) only.

                                                                SWISS RE AMERICA


                      TOTAL INSURED VALUE EXCLUSION CLAUSE

It is the mutual intention of the parties to exclude risks, other than Offices, Hotels, Apartments, Hospitals, Educational Establishments, Public Utilities (except Railroad schedules) and Builders Risk on the above classes where, at the time of the cession, the Total Insured Value over all interests exceeds $250,000,000. However, the Company shall be protected hereunder, subject to the other terms and conditions of this Agreement, if subsequently to cession being made the Company becomes acquainted with the true facts of the case and discovers that the mutual intention has been inadvertently breached, the Company shall at the first opportunity, and certainly by next anniversary of the original policy, exclude the risk in question.

It is agreed that this mutual intention does not apply to Contingent Business Interruption or to interest traditionally underwritten as Inland Marine or to Stock and/or Contents written on a blanket basis except where the Company is aware that the Total Insured Value of $250,000,000 is already exceeded for buildings, machinery, equipment and direct use and occupancy at the key location.

It is understood and agreed that this Clause shall not apply hereunder where the Company writes 100% of the risk.

Notwithstanding anything contained herein to the contrary, it is the mutual intention of the parties in respect of bridges and tunnels to exclude such risks where the Total Insured Value over all interests exceeds $250,000,000.

                                                                SWISS RE AMERICA


NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE - REINSURANCE - U.S.A.

N.M.A. 1119

1. This Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks.

2. Without in any way restricting the operation of paragraph 1. of this Clause, this Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

         I. Nuclear reactor power plants including all auxiliary property on the site, or

         II. Any other nuclear reactor installation, including laboratories handling radioactive materials in connection with reactor installations, and critical facilities as such, or

         III. Installations for fabricating complete fuel elements or for processing substantial quantities of "special nuclear material," and for reprocessing, salvaging, chemically separating, storing or disposing of spent nuclear fuel or waste materials, or

         IV. Installations other than those listed in paragraph 2. III. above using substantial quantities of radioactive isotopes or other products of nuclear fission.

3. Without in any way restricting the operation of paragraphs 1. and 2. of this Clause, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith, except that this paragraph 3. shall not operate:

         (a) where the Reassured does not have knowledge of such nuclear reactor power plant or nuclear installation, or

         (b) where the said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused. However, on and after 1st January, 1960, this sub-paragraph (b) shall only apply provided the said radioactive contamination exclusion provision has been approved by the Governmental Authority having jurisdiction thereof.

                                                                SWISS RE AMERICA


4.       Without in any way restricting the operation of paragraphs 1., 2. and
         3. of this Clause, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

5. It is understood and agreed this Clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Reassured to be the primary hazard.

6. The term "special nuclear material" shall have the meaning given to it by the Atomic Energy Act of 1954 or by any law amendatory thereof.

7.       Reassured to be sole judge of what constitutes:

         (a)      substantial quantities, and

         (b)      the extent of installation, plant or site.

NOTE: - Without in any way restricting the operation of paragraph 1. hereof, it is understood and agreed that

         (a) all policies issued by the Reassured on or before 31st December, 1957 shall be free from the application of the other provisions of this Clause until expiry date or 31st December, 1960 whichever first occurs whereupon all the provisions of this Clause shall apply,

         (b) with respect to any risk located in Canada policies issued by the Reassured on or before 31st December, 1958 shall be free from the application of the other provisions of this Clause until expiry date or 31st December, 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.


N.M.A. 1119

                                                                SWISS RE AMERICA


                     POLLUTION AND SEEPAGE EXCLUSION CLAUSE


This Reinsurance does not apply to:

         1. Pollution, seepage, contamination or environmental impairment insurances (hereinafter collectively referred to as "pollution"), however styled;

         2. Loss or damage caused directly or indirectly by pollution, unless said loss or damage follows as a result of a loss caused directly by a peril covered hereunder;

         3. Expenses resulting from any governmental direction or request that material present in or part of or utilized on an insured's property be removed or modified, except as provided in 5. below;

         4.       Expenses incurred in testing for and/or monitoring pollutants;

         5. Expenses incurred in removing debris, unless (A) the debris results from a loss caused directly by a peril covered hereunder, and (B) the debris to be removed is itself covered hereunder, and (C) the debris is on the insured's premises, subject, however, to a limit of $5,000 plus 25% of (i) the property damage loss, any risk, any one location, any one original insured, and (ii) any deductible applicable to the loss;

         6. Expenses incurred to extract pollutants from land or water at the insured's premises unless (A) the release, discharge, or dispersal of pollutants results from a loss caused directly by a peril covered hereunder, and (B) such expenses shall not exceed $10,000;

         7. Loss of income due to any increased period of time required to resume operations resulting from enforcement of any law regulating the prevention, control, repair, clean-up or restoration of environmental damage;

         8. Claims under 5. and/or 6. above, unless notice thereof is given to the Company within 180 days after the date of the loss occurrence to which such claims relate.

"Pollutants" means any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapor, soot, fumes, acids, alkalis, chemicals and waste. Waste includes materials to be recycled, reconditioned or reclaimed.

                                                                SWISS RE AMERICA


Where no pollution exclusion has been accepted or approved by an insurance regulatory authority for use in a policy that is subject to this Agreement or where a pollution exclusion that has been used in a policy is overturned, either in whole or in part, by a court having jurisdiction, there shall be no recovery for pollution under this Agreement unless said pollution loss or damage follows as a result of a loss caused directly by a peril covered hereunder.

Nothing herein shall be deemed to extend the coverage afforded by this reinsurance to property or perils specifically excluded or not covered under the terms and conditions of the original policy involved.

                                                                SWISS RE AMERICA


                    COASTAL PROPERTY UNDERWRITING GUIDELINES

                                     Miles         Maximum
        Construction              From Coast     Gross Line
        ------------              ----------     ----------
1. Frame                              10         $  150,000
2. Joisted Masonry                     5         $  500,000
3. Non-Combustible                     5         $1,000,000
4. Masonry Non-Combustible             3         $1,000,000
5. Modified Fire Resistive             2         $2,000,000
6. Fire Resistive                      2         $2,000,000


                                   DEDUCTIBLES


                                                    Minimum
   Miles                    Minimum                 Contents
From Coast                 Bldg. Ded.              (only) Ded.
----------                 ----------              -----------
10 or more                 $1,000                     $  500
5 or more                  $1,500                     $  500
2 or more                  $2,500                     $1,000

If a % deductible is available, the maximum % deductible will apply.

- No windstorm coverage will be written if risk is eligible for a windstorm pool.

-        No blanket coverage in coastal counties.

- Risks with multiple locations within a four-mile radius should have facultative per reinsurance.


MC:sb
PHIL-PSA31-97

                                                                SWISS RE AMERICA


This Certificate is an Agreement of Facultative Reinsurance under which the Reinsurer, in consideration of the payment of the reinsurance premium and subject to the terms, conditions and limits stated herein, indemnifies the Company with respect to its insurance liability for payments made by the Company on the policy reinsured hereunder. In no event shall anyone other than the Reinsurer, the Company, its or their receiver, liquidator or statutory successor have any rights under this Certificate.

REINSURER'S OBLIGATION. The Reinsurer's obligation to indemnify the Company shall follow the terms and conditions of this Certificate and of the Company's policy furnished to the Reinsurer at the effective date of this Certificate, unless otherwise specifically provided herein by endorsement made a part of this Certificate. Any change in the terms and/or conditions of the policy reinsured hereunder, subsequent to the effective date of the Certificate, shall not increase or extend the Reinsurer's liability hereunder unless such change is made a part of this Certificate by endorsement issued by the Reinsurer.

B. RETENTION OF THE COMPANY. This Certificate is issued in reliance of the Company's not reducing its net interest in the policy reinsured hereunder as determined by the amount specified in Item 3 (Company Retention). Should the Company Retention be reduced by reinsurance or otherwise without notice to the Reinsurer (except as the Company Retention may be covered by nonspecific excess of loss catastrophe reinsurance applying to more than one of the Company's policies in a single event) the Reinsurer shall in no event be liable for a larger proportion of any loss otherwise fully collectible hereunder than the percentage which the actual amount of the Company Retention at the time of loss bears to the amount stipulated in Item 3; and there shall be no return premium to the Company on account of any such reduction in the Reinsurer's liability for loss.

C. COOPERATION OF THE COMPANY. The Company shall furnish the Reinsurer with a copy of its policy reinsured hereunder and all endorsements thereto, which in any manner affect this Certificate, and shall make available for inspection and place at the disposal of the Reinsurer at reasonable times, at the office of the Company during business hours, any of its records relating to this reinsurance or claims in connection therewith.

D. NOTICE OF LOSS OR CLAIM. The Company shall give prompt written notice to the Reinsurer (1) of any occurrence or claim in which the Company's estimate of the value of injuries or damages sought, without regard to liability, might result in a judgement in an amount sufficient to involve this Certificate; (2) if this reinsurance is on an excess of loss basis, of any occurrence or claim in which the Company has created a loss reserve equal to or greater than one-half of the Company Retention stipulated in Item 3; (3) if this reinsurance is on a pro rata basis, when notice of claim is received by the Company; and (4) all material developments pertaining to any notice provided hereunder.

E. DEFENSE OF CLAIMS OR SUITS. The Company shall investigate and defend all claims involving the reinsurance provided by this Certificate. While the Reinsurer does not undertake to investigate or defend claims or suits, it shall nevertheless have the right and be given the opportunity to associate with the Company and its representatives at its own expense in the defense and control of any claim, suit or proceeding involving this reinsurance with full cooperation of the Company.

F. LOSS PAYABLE. The Reinsurer shall indemnify the Company for all losses paid in accordance with the terms, conditions and limits of this Certificate and the terms, conditions and limits of the policy reinsured hereunder. The Reinsurer shall pay to the Company its proportion of such losses promptly following receipt of satisfactory proof of loss in the following manner:

(1) If this reinsurance is on an excess of loss basis, the amount of the Reinsurer's liability for loss hereunder shall be its indicated proportion of the excess amount, if any, by which ultimate loss to the policy reinsured hereunder exceeds the amount or amounts in excess of which this reinsurance attaches, after first having deducted all recoveries from any source except those from such portions of other excess of loss reinsurance which do not overlap or duplicate this coverage.

(2) If this reinsurance is on a pro rata basis, the amount of the Reinsurer's liability for each loss shall be in the proportion that the sum reinsured hereunder bears to the total sum insured by the reinsured policy at the time this Certificate becomes effective or at the time of loss, whichever proportion is less (unless otherwise endorsed hereto).

In addition, the Reinsurer shall pay its proportion of expenses which are within the terms of the policy reinsured hereunder (other than Company salaries, travel and office expenses) and incurred by the Company in the investigation and settlement of claims or suits as well as its proportion of court costs and interest on that part of any judgment or settlement award fixing the amount of the Company's insurance liability under the reinsured policy as follows: (i) With respect to reinsurance provided on an excess of loss basis, in the ratio that the Reinsurer's loss payment bears to the Company's gross loss payment under the policy reinsured. In the event there is no loss payment by the Reinsurer, there shall be no expense, court cost or interest payment.

(ii) With respect to reinsurance provided on a pro rata basis, in the ratio that the Reinsurer's limit of liability bears to the Company's gross limit of liability under the policy reinsured.

G. SALVAGE. The Reinsurer will be paid or credited by the Company with its proportion of salvage, i.e. reimbursement obtained or recovery made by the Company. If the reinsurance afforded by the Certificate is on an excess of loss basis, salvage shall be applied in the inverse order in which liability attaches. All costs (other than Company salaries, travel and office expenses) of such salvage or reimbursement shall be borne by the Company and the Reinsurer in proportion to the ultimate benefits accruing to each.

H. TAXES. The Company will be liable for all taxes (except income taxes) on business ceded to the Reinsurer under this Certificate.

I. INSOLVENCY. In the event of the insolvency of the Company, reinsurance under this Certificate shall be payable by the Reinsurer on the basis of the liability of the Company without diminution because of such insolvency, directly to the Company or its liquidator, receiver or statutory successor. Nothing contained herein shall in any manner create any obligations of the Reinsurer or establish any rights against the Reinsurer in favor of the Company's policy holder or any other person not parties to the Certificate. The Reinsurer shall be given written notice of the pendency of each claim which may invoke the reinsurance afforded by this Certificate within a reasonable time after such claim is filed in the insolvency proceeding. It shall have the right to investigate each such claim and interpose, at its own expense, in the proceedings where the claim is to be adjudicated, any defense which it may deem available to the Company or its liquidator, receiver, or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to court approval, against the insolvent Company as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer.

J. ARBITRATION. Any dispute between the Company and the Reinsurer arising out of the provisions of this Certificate or concerning its interpretation or validity shall be submitted to arbitration. Any party may initiate arbitration by giving written notice to the other party of its intention to arbitrate together with the name of its selected arbitrator. Within 30 days of receiving such notice the other party shall appoint an arbitrator. In the event that any party fails to appoint an arbitrator within the time specified, the other party shall have the right to appoint said arbitrator forthwith. The two arbitrators named shall select a third arbitrator. The arbitrators shall be officials or former officials of insurance or reinsurance companies not under the control or management of any part of this Certificate. The arbitrators shall not be bound by judicial formalities or formal rules of evidence and shall give due consideration to the customs and usage of the insurance and reinsurance business. A majority decision in writing shall be final and binding. Unless otherwise allocated by the arbitrators, all costs of the arbitration proceedings, including the fees of the arbitrators, shall be borne equally by the parties.

K. CANCELLATION. Cancellation of the policy reinsured hereunder shall constitute automatic cancellation of this Certificate. This Certificate may be cancelled by either the Company or the Reinsurer by mailing written notice stating when, not less than 30 days thereafter, such cancellation shall be effective. Proof of mailing shall be deemed proof of notice. If the reinsured policy is cancelled, the return premium hereunder shall be proportional to the original premium returned by the Company, subject to the stipulated Certificate minimum premium. If the Reinsurer cancels, the return premium shall be on a pro rata basis with the Certificate minimum premium waived.

In Witness Whereof, the Reinsurer has caused the Certificate to be signed by its Chairman at New York, N.Y. and countersigned by a duly authorized representative of the Reinsurer.

                                                     /s/ Leidi E. Lutter
                                              CHAIRMAN & CHIEF EXECUTIVE OFFICER

                                                  SWISS RE AMERICA

This Certificate is an Agreement of Facultative Reinsurance under which the Reinsurer, in consideration of the payment of the reinsurance premium and subject to the terms, conditions and limits stated herein, indemnifies the Company with respect to its insurance liability for payments made by the Company on the policy reinsured hereunder. In no event shall anyone other than the Reinsurer, the Company, its or their receiver, liquidator or statutory successor have any rights under this Certificate.

A. REINSURER'S OBLIGATION. The Reinsurer's obligation to indemnify the Company shall follow the terms and conditions of this Certificate and of the Company's policy furnished to the Reinsurer at the effective date of this Certificate, unless otherwise specifically provided herein by endorsement made a part of this Certificate. Any change in the terms and/or conditions of the policy reinsured hereunder, subsequent to the effective date of the Certificate, shall not increase or extend the Reinsurer's liability hereunder unless such change is made a part of this Certificate by endorsement issued by the Reinsurer.

B. RETENTION OF THE COMPANY. This Certificate is issued in reliance of the Company's not reducing its net interest in the policy reinsured hereunder as determined by the amount specified in Item 3 (Company Retention). Should the Company Retention be reduced by reinsurance or otherwise without notice to the Reinsurer (except as the Company Retention may be covered by nonspecific excess of loss catastrophe reinsurance applying to more than one of the Company's policies in a single event) the Reinsurer shall in no event be liable for a larger proportion of any loss otherwise fully collectible hereunder than the percentage which the actual amount of the Company Retention at the time of loss bears to the amount stipulated in Item 3; and there shall be no return premium to the Company on account of any such reduction in the Reinsurer's liability for loss.

C. COOPERATION OF THE COMPANY. The Company shall furnish the Reinsurer with a copy of its policy reinsured hereunder and all endorsements thereto, which in any manner affect this Certificate, and shall make available for inspection and place at the disposal of the Reinsurer at reasonable times, at the office of the Company during business hours, any of its records relating to this reinsurance or claims in connection therewith.

D. NOTICE OF LOSS OR CLAIM. The Company shall give prompt written notice to the Reinsurer (1) of any occurrence or claim in which the Company's estimate of the value of injuries or damages sought, without regard to liability, might result in a judgement in an amount sufficient to involve this Certificate; (2) if this reinsurance is on an excess of loss basis, of any occurrence or claim in which the Company has created a loss reserve equal to or greater than one-half of the Company Retention stipulated in Item 3; (3) if this reinsurance is on a pro rata basis, when notice of claim is received by the Company; and
(4) all material developments pertaining to any notice provided hereunder.

E. DEFENSE OF CLAIMS OR SUITS. The Company shall investigate and defend all claims involving the reinsurance provided by this Certificate. While the Reinsurer does not undertake to investigate or defend claims or suits, it shall nevertheless have the right and be given the opportunity to associate with the Company and its representatives at its own expense in the defense and control of any claim, suit or proceeding involving this reinsurance with full cooperation of the Company.

F. LOSS PAYABLE. The Reinsurer shall indemnify the Company for all losses paid in accordance with the terms, conditions and limits of this Certificate and the terms, conditions and limits of the policy reinsured hereunder. The Reinsurer shall pay to the Company its proportion of such losses promptly following receipt of satisfactory proof of loss in the following manner:

(1) If this reinsurance is on an excess of loss basis, the amount of the Reinsurer's liability for loss hereunder shall be its indicated proportion of the excess amount, if any, by which ultimate loss to the policy reinsured hereunder exceeds the amount or amounts in excess of which this reinsurance attaches, after first having deducted all recoveries from any source except those from such portions of other excess of loss reinsurance which do not overlap or duplicate this coverage.

(2) If this reinsurance is on a pro rata basis, the amount of the Reinsurer's liability for each loss shall be in the proportion that the sum reinsured hereunder bears to the total sum insured by the reinsured policy at the time this Certificate becomes effective or at the time of loss, whichever proportion is less (unless otherwise endorsed hereto).

In addition, the Reinsurer shall pay its proportion of expenses which are within the terms of the policy reinsured hereunder (other than Company salaries, travel and office expenses) and incurred by the Company in the investigation and settlement of claims or suits as well as its proportion of court costs and interest on that part of any judgment or settlement award fixing the amount of the Company's insurance liability under the reinsured policy as follows:

(i) With respect to reinsurance provided on an excess of loss basis, in the ratio that the Reinsurer's loss payment bears to the Company's gross loss payment under the policy reinsured. In the event there is no loss payment by the Reinsurer, there shall be no expense, court cost or interest payment.

(ii) With respect to reinsurance provided on a pro rata basis, in the ratio that the Reinsurer's limit of liability bears to the Company's gross limit of liability under the policy reinsured.

G. SALVAGE. The Reinsurer will be paid or credited by the Company with its proportion of salvage, i.e. reimbursement obtained or recovery made by the Company. If the reinsurance afforded by the Certificate is on an excess of loss basis, salvage shall be applied in the inverse order in which liability attaches. All costs (other than Company salaries, travel and office expenses) of such salvage or reimbursement shall be borne by the Company and the Reinsurer in proportion to the ultimate benefits accruing to each.

H. TAXES. The Company will be liable for all taxes (except income taxes) on business ceded to the Reinsurer under this Certificate.

I. INSOLVENCY. In the event of the insolvency of the Company, reinsurance under this Certificate shall be payable by the Reinsurer on the basis of the liability of the Company without diminution because of such insolvency, directly to the Company or its liquidator, receiver or statutory successor. Nothing contained herein shall in any manner create any obligations of the Reinsurer or establish any rights against the Reinsurer in favor of the Company's policy holder or any other person not parties to the Certificate. The Reinsurer shall be given written notice of the pendency of each claim which may invoke the reinsurance afforded by this Certificate within a reasonable time after such claim is filed in the insolvency proceeding. It shall have the right to investigate each such claim and interpose, at its own expense, in the proceedings where the claim is to be adjudicated, any defense which it may deem available to the Company or its liquidator, receiver, or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to court approval, against the insolvent Company as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer.

J. ARBITRATION. Any dispute between the Company and the Reinsurer arising out of the provisions of this Certificate or concerning its interpretation or validity shall be submitted to arbitration. Any party may initiate arbitration by giving written notice to the other party of its intention to arbitrate together with the name of its selected arbitrator. Within 30 days of receiving such notice the other party shall appoint an arbitrator. In the event that any party fails to appoint an arbitrator within the time specified, the other party shall have the right to appoint said arbitrator forthwith. The two arbitrators named shall select a third arbitrator. The arbitrators shall be officials or former officials of insurance or reinsurance companies not under the control or management of any part of this Certificate. The arbitrators shall not be bound by judicial formalities or formal rules of evidence and shall give due consideration to the customs and usage of the insurance and reinsurance business. A majority decision in writing shall be final and binding. Unless otherwise allocated by the arbitrators, all costs of the arbitration proceedings, including the fees of the arbitrators, shall be borne equally by the parties.

K. CANCELLATION. Cancellation of the policy reinsured hereunder shall constitute automatic cancellation of this Certificate. This Certificate may be cancelled by either the Company or the Reinsurer by mailing written notice stating when, not less than 30 days thereafter, such cancellation shall be effective. Proof of mailing shall be deemed proof of notice. If the reinsured policy is cancelled, the return premium hereunder shall be proportional to the original premium returned by the Company, subject to the stipulated Certificate minimum premium. If the Reinsurer cancels, the return premium shall be on a pro rata basis with the Certificate minimum premium waived.

In Witness Whereof, the Reinsurer has caused the Certificate to be signed by its Chairman at New York, N.Y. and countersigned by a duly authorized representative of the Reinsurer.



                                   /s/ Leidi E. Lutter
                                       --------------------------

                                       CHAIRMAN & CHIEF EXECUTIVE OFFICER